Exhibit 10.5

$225,000,000
TERM LOAN AGREEMENT
Dated as of October 1, 2012
among
BOARDWALK ACQUISITION COMPANY, LLC,
The Several Lenders from time to time party hereto,
CITIBANK, N.A.,
as Administrative Agent
BARCLAYS BANK PLC
and

DEUTSCHE BANK SECURITIES INC.,
as Co-Syndication Agents

* * *
CITIGROUP GLOBAL MARKETS INC.,

BARCLAYS BANK PLC
and
DEUTSCHE BANK SECURITIES INC.,
as Joint Lead Arrangers and Joint Book Managers
#4148588

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Exhibit 10.5                    TABLE OF CONTENTS

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Exhibit 10.5                    TABLE OF CONTENTS
(continued)

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Exhibit 10.5                    TABLE OF CONTENTS
(continued)

SCHEDULES:

I    Commitments
II    Applicable Lending Offices
3.4    Consents, Authorizations, Filings and Notices
3.6    Litigation
3.15(a)    Subsidiaries
3.15(b)    Borrower Information
3.20    Material Contracts
7.1    Existing Indebtedness
7.2    Existing Liens
7.8    Affiliate Transactions

EXHIBITS:

A    Form of Notice of Borrowing
B    Form of Closing Certificate
C    Form of Legal Opinion of Vinson & Elkins LLP
D    Form of Assignment and Acceptance
E    Form of Note
F    Form of Notice of Conversion or Continuation
G    Form of Solvency Certificate

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Exhibit 10.5                    TABLE OF CONTENTS
(continued)

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Exhibit 10.5

TERM LOAN AGREEMENT
TERM LOAN AGREEMENT, dated as of October 1, 2012, among BOARDWALK ACQUISITION COMPANY, LLC, a Delaware limited liability company (the “Borrower”), the several banks and other financial institutions or entities from time to time party to this Agreement as lenders (the “Lenders”), CITIBANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), BARCLAYS BANK PLC and DEUTSCHE BANK SECURITIES INC., as co-syndication agents (in such capacity, the “Co-Syndication Agents”), and CITIGROUP GLOBAL MARKETS INC., BARCLAYS BANK PLC and DEUTSCHE BANK SECURITIES INC., as joint lead arrangers and joint book managers (each an “Arranger” and collectively, the “Arrangers”).
The parties hereto agree as follows:
SECTION 1

DEFINITIONS
Section 1.1    Defined Terms. As used in this Agreement, the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1.
“Acquisition”: the purchase by the Borrower from the Seller of all of the Capital Stock of PL Midstream pursuant to the Equity Purchase Agreement.
“Administrative Agent”: as defined in the preamble hereto.
“Affected Lender”: as defined in Section 2.17(a).
“Affiliate”: as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 25% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.
“Agent Affiliate”: as defined in Section 9.3(c).
“Agents”: the collective reference to the Administrative Agent and the Co-Syndication Agents.
“Agreement”: this Term Loan Agreement, as amended, supplemented or otherwise modified from time to time.
“Applicable Lending Office”: with respect to each Lender, its Domestic Lending Office in the case of a Base Rate Loan, and its Eurodollar Lending Office in the case of a Eurodollar Rate Loan.

Exhibit 10.5

“Applicable Margin”: at any date of determination, with respect to the Borrower and each Type of Loan, the rate per annum corresponding to the Borrower’s Consolidated Leverage Ratio as set forth in the most recent certificate received by the Administrative Agent pursuant to Section 6.2(b), as set forth below:

Level	Consolidated Leverage Ratio	Eurodollar Rate Margin	Base Rate Margin
1	< 3.25 to 1.00	1.375%	0.375%
2	≥ 3.25 to 1.00 but < 4.00 to 1.00	1.5%	0.5%
3	≥ 4.00 to 1.00 but < 4.50 to 1.00	1.625%	0.625%
4	≥ 4.50 to 1.00	1.75%	0.75%

Any increase or decrease in the Applicable Margin resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a certificate is delivered pursuant to Section 6.2(b); provided, however, that if a certificate is not delivered when due in accordance with such Section, then Level 4 shall apply as of the first Business Day after the date on which such certificate was required to have been delivered. From the Effective Date through the date a certificate is first delivered pursuant to Section 6.2(b), Level 4 shall apply.
“Approved Electronic Communications”: each notice, demand, communication, information, document and other material that the Borrower is obligated to, or otherwise chooses to, provide to the Administrative Agent pursuant to any Loan Document or the transactions contemplated therein, including (a) any written Contractual Obligation delivered or required to be delivered in respect of any Loan Document or the transactions contemplated therein and (b) any financial statement, financial and other report, notice, request, certificate and other information material; provided, however, that, “Approved Electronic Communication” shall exclude (i) any Notice of Borrowing, Notice of Conversion or Continuation, and any other notice, demand, communication, information, document and other material relating to a request for a new, or a conversion of an existing, Borrowing, (ii) any notice pursuant to Section 2.7 and any other notice relating to the payment of any principal or other amount due under any Loan Document prior to the scheduled date therefor, (iii) all notices of any Default or Event of Default and (iv) any notice, demand, communication, information, document and other material required to be delivered to satisfy any of the conditions set forth in Section 4 or any other condition to any Borrowing or other extension of credit hereunder or any other condition precedent to the effectiveness of this Agreement.
“Approved Electronic Platform”: as defined in Section 9.3.
“Approved Fund”: any Fund that is advised or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or Affiliate of an entity that administers or manages a Lender.
“Arrangers”: as defined in the preamble hereto.
“Asset Disposition”: any disposition, whether by sale, lease, license, transfer or otherwise, of any or all of the property of the Borrower or any of its Subsidiaries, provided that no disposition or series of related dispositions shall constitute an Asset Disposition unless (i) the Net Proceeds of the assets that are the subject of such disposition or series of related dispositions shall be $5,000,000 or more or (ii) the Net Proceeds of all dispositions (including such disposition or series of dispositions) and occurring in any one Fiscal Year

Exhibit 10.5

exceeds $25,000,000. In addition, none of the following shall constitute an Asset Disposition: (a) any sale or issuance of Capital Stock of any Subsidiary to the Borrower or any other Subsidiary, (b) dispositions of cash and cash equivalents in the ordinary course of business or for any purposes permitted under this Agreement, (c) sales of inventory or base gas in the ordinary course of business, (d) dispositions of assets which have become, in the Borrower’s reasonable judgment, obsolete, worn-out, or no longer used or useful in the business of the Borrower and its Subsidiaries, (e) leases and subleases of equipment in the ordinary course of business, (f) any Event of Loss (without giving effect to the proviso to such definition), (g) any sale of all or substantially all of the assets of the Borrower’s Subsidiaries that is permitted under Section 7.5(iii) or (iv), and (h) any Restricted Payment permitted under this Agreement.
“Assignment and Acceptance”: any assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit D (Form of Assignment and Acceptance).
“Base Rate”: for any period, a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall be equal at all times to the highest of the following: (a) the rate of interest announced publicly by Citibank, N.A. at its principal office in New York, New York, from time to time, as its prime rate; (b) 0.5% per annum plus the Federal Funds Rate and (c) the Eurodollar Base Rate for a one month Interest Period that begins on such day (and if such day is not a Business Day, the immediately preceding Business Day) plus 1%.
“Base Rate Loans”: Loans for which the applicable rate of interest is based upon the Base Rate.
“BGL”: Boardwalk GP, LLC, a Delaware limited liability company.
“Board of Directors”: with respect to any Person, either the Board of Directors (or equivalent governing body) of such Person or any committee of such Board duly authorized to act on its behalf.
“Borrower”: as defined in the preamble hereto.
“Borrower Affiliate”: each of the MLP, the General Partner, the BGL, each Subsidiary of the MLP and each Subsidiary of the Borrower.
“Borrowing”: a borrowing consisting of Loans made on the same day by the Lenders ratably according to their respective Commitments.
“Business Day”: (a) for all purposes other than as covered by clause (b) below, a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Rate Loans, any day which is a Business Day described in clause (a) and which is also a day for trading by and between banks in Dollar deposits in the interbank eurodollar market.
“Capital Lease”: with respect to any Person, any lease of, or other arrangement conveying the right to use, property by such Person as lessee that would be accounted for as a capital lease on a balance sheet of such Person prepared in conformity with GAAP.
“Capital Lease Obligations”: with respect to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital

Exhibit 10.5

leases on a balance sheet of such Person under GAAP; and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.
“Capital Stock”: any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.
“Change of Control”: the occurrence of any of the following events:
(a)    prior to a Public Offering, (i) any Person (or syndicate or group of Persons which are deemed a “person” for the purposes of Section 13(d) and Section 14(d)(2) of the Securities Exchange Act of 1934, as amended), other than the Permitted Investor, acquires more than 30% of the outstanding Voting Stock of the BGL, or (ii) the Permitted Investor shall cease to own and control, of record and beneficially, directly or indirectly, 50% or more of the outstanding Voting Stock of the BGL;
(b)    upon and following a Public Offering, the Permitted Investor shall cease to own and control, of record and beneficially, directly or indirectly, 50% or more of the outstanding Voting Stock of the IPO Company (or its general partner, managing member, or comparable governing entity);
(c)    during any period of twelve successive months a majority of the Persons who were directors of the BGL at the beginning of such period or who were nominated for election by a majority of the persons who were directors of the BGL at the beginning of such period cease (other than as a result of death or disability) to be directors of the BGL;
(d)    the BGL ceases to be the sole general partner of the General Partner;
(e)    the General Partner ceases to be the sole general partner of the MLP; or
(f)    the MLP and the Permitted Investor, collectively, shall cease to own and control, of record and beneficially, directly or indirectly, free of all Liens, at least 80% of the Capital Stock of the Borrower.
“Code”: the United States Internal Revenue Code of 1986, as amended from time to time.
“Co-Syndication Agents”: as defined in the preamble hereto.
“Commitment”: with respect to each Lender, the commitment of such Lender to make a single Loan in the aggregate principal amount outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule I (Commitments) under the caption “Commitment.” The aggregate amount of Commitments on the Effective Date is $225,000,000.
“Commonly Controlled Entity”: an entity, whether or not incorporated, that is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group that includes the Borrower and that is treated as a single employer under Section 414(b) or (c) of the Code or, solely for the purposes of Section 303 of ERISA and Section 430 of the Code, is treated as a single employer under Section 414 of the Code.

Exhibit 10.5

“Consolidated Assets”: at the date of any determination thereof, the total assets of the Borrower and its Subsidiaries as set forth on a consolidated balance sheet of the Borrower and its Subsidiaries for their most recently completed Fiscal Quarter, prepared in accordance with GAAP.
“Consolidated EBITDA”: of any Person for any period, Consolidated Net Income of such Person and its Subsidiaries for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) consolidated interest expense, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness, (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (e) any extraordinary, unusual or non-recurring expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business and costs and expenses incurred in connection with the Acquisition and the financing contemplated by this Agreement, provided that costs and expenses incurred in connection with the Acquisition and such financing shall be included only to the extent they do not exceed 20% of Consolidated EBITDA for any four-Fiscal Quarter period) and (f) any other non-cash charges, and minus, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (i) interest income (except to the extent deducted in determining consolidated interest expense), (ii) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business) and (iii) any other non-cash income, all as determined on a consolidated basis; provided, however, that for purposes of calculating Consolidated EBITDA of the Borrower for any period, (A) the Consolidated EBITDA of any Person acquired by the Borrower or any of its Subsidiaries during such period shall be included on a pro forma basis for such period, (B) the Consolidated EBITDA of any Person acquired by the Borrower or any of its Subsidiaries during such period but after the Effective Date shall be included on a pro forma basis for such period (assuming the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period) if the consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the period preceding the acquisition of such Person and the related consolidated statements of income and stockholders’ equity and of cash flows for the period in respect of which Consolidated EBITDA is to be calculated (1) have been previously provided to the Administrative Agent and the Lenders and (2) either (x) have been reported on without a qualification arising out of the scope of the audit by independent certified public accountants of nationally recognized standing or (y) have been found acceptable by the Administrative Agent and (C) the Consolidated EBITDA of any Person disposed of by the Borrower or any of its Subsidiaries during such period shall be excluded for such period (assuming the consummation of such disposition and the repayment of any Indebtedness in connection therewith occurred on the first day of such period); provided, further, that for purposes of calculating compliance with the covenant contained in Section 5, with respect to any Material Project of the Borrower or any of its Subsidiaries, an amount equal to the ratable portion of Consolidated EBITDA projected for the first 12 months of operations of such Material Project shall be added to actual Consolidated EBITDA of the Borrower at the end of each Fiscal Quarter in proportion to the total expected capital costs of such Material Project that have been incurred at the end of such Fiscal Quarter (including any capital costs that have been incurred prior to the Effective Date (provided, however, that (a) with respect to any Material Project of any non-Wholly Owned Subsidiary, there shall be excluded the projected Consolidated EBITDA of such Material Project multiplied by the percentage of the economic interests of such non-Wholly Owned Subsidiary owned directly or indirectly by any Person other than the Borrower or any Wholly Owned Subsidiary of the Borrower, (b) the aggregate amount of projected Consolidated EBITDA with respect to any Material Project of any non-Wholly Owned Subsidiary included in the calculation of Consolidated EBITDA shall not exceed 25% of the Borrower’s actual Consolidated EBITDA for the preceding 4 Fiscal Quarters and (c) the Administrative

Exhibit 10.5

Agent shall have received Consolidated EBITDA projections and such supporting documentation requested by it for each Material Project, in each case reasonably satisfactory to the Administrative Agent).
“Consolidated Leverage Ratio”: with respect to any Person as of any date, the ratio of (a) Consolidated Total Debt of such Person and its Subsidiaries on such date to (b) Consolidated EBITDA of such Person and its Subsidiaries for the last four Fiscal Quarter period ending on or before such date; provided, however, that for purposes of calculating such ratio Consolidated Total Debt shall exclude (i) obligations of the Borrower and its Subsidiaries with respect to any Indebtedness permitted under Section 7.1(c), (ii) obligations of the Borrower and its Subsidiaries under any Hybrid Securities and (iii) the aggregate principal amount of any Indebtedness of any non-Wholly Owned Subsidiary multiplied by the percentage of the economic interests of such non-Wholly Owned Subsidiary owned directly or indirectly by any Person other than the Borrower or any Wholly Owned Subsidiary of the Borrower, unless the Borrower or any Wholly-Owned Subsidiary of the Borrower has a Guarantee Obligation with respect to such Indebtedness, in which case the aggregate principal amount of such Indebtedness so guaranteed shall be included in the calculation of Consolidated Total Debt.
“Consolidated Net Income”: of any Person for any period, the consolidated net income (or loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; provided, that in calculating Consolidated Net Income of the Borrower for any period, there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary of the Borrower) in which the Borrower or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Borrower or such Subsidiary in the form of dividends or similar distributions, (c) the undistributed earnings of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary and (d) the income (or deficit) of any non-Wholly Owned Subsidiary multiplied by the percentage of the economic interests of such non-Wholly Owned Subsidiary owned directly or indirectly by any Person other than the Borrower or any Wholly Owned Subsidiary of the Borrower.
“Consolidated Net Tangible Assets”: at the date of any determination thereof, the Consolidated Assets of the Borrower and its Subsidiaries after deducting therefrom: (a) all current liabilities, excluding (i) any current liabilities that by their terms are extendable or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed, and (ii) current maturities of long-term debt; and (b) the value, net of any applicable reserves, of all goodwill, trade names, trademarks, patents and other like intangible assets, all as set forth, or on a pro forma basis would be set forth, on a consolidated balance sheet of the Borrower and its Subsidiaries for their most recently completed Fiscal Quarter, prepared in accordance with GAAP.
“Consolidated Total Debt”: of any Person at any date, the aggregate principal amount of all Indebtedness of such Person at such date, determined on a consolidated basis in accordance with GAAP.
“Constituent Documents”: with respect to any Person, (a) the articles of incorporation, certificate of incorporation, constitution, certificate of formation or certificate of limited partnership (or the equivalent organizational documents) of such Person, (b) the by-laws, operating agreement or limited partnership agreement (or the equivalent governing documents) of such Person and (c) any document setting forth the manner of election or duties of the directors, managing members or general partner of such Person (if any)

Exhibit 10.5

and the designation, amount or relative rights, limitations and preferences of any class or series of such Person’s Capital Stock.
“Contractual Obligation”: as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its Property is bound.
“Default”: any of the events specified in Section 8.1, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.
“Defensible Title” means a title to property, whether real, personal, or mixed property, that is free of any reasonable objection and is satisfactory to a reasonably prudent and knowledgeable lender who is aware of all factual issues relating to such title and understands the legal consequences of all such factual issues.
“Dollars” and “$”: lawful currency of the United States of America.
“Domestic Lending Office”: with respect to any Lender, the office of such Lender specified as its “Domestic Lending Office” opposite its name on Schedule II (Applicable Lending Offices) or on the Assignment and Acceptance by which it became a Lender or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.
“Domestic Person”: any “United States person” under and as defined in Section 7701(a)(30) of the Code.
“Effective Date”: the date on which the conditions precedent set forth in Section 4.1 shall have been satisfied, which date is October 1, 2012.
“Eligible Assignee”: (a) a Lender or an Affiliate or Approved Fund of any Lender, (b) a commercial bank having total assets in excess of $5,000,000,000, (c) a finance company, insurance company or any other financial institution or Fund, in each case reasonably acceptable to the Administrative Agent and regularly engaged in making, purchasing or investing in loans and having a net worth, determined in accordance with GAAP, in excess of $250,000,000 (or, to the extent net worth is less than such amount, a finance company, insurance company, other financial institution or Fund, reasonably acceptable to the Administrative Agent and the Borrower) or (d) a savings and loan association or savings bank organized under the laws of the United States or any State thereof having a net worth, determined in accordance with GAAP, in excess of $250,000,000.
“Environmental Laws”: any and all laws, rules, orders, regulations, statutes, ordinances, guidelines, codes, decrees, or other legally enforceable requirements (including, without limitation, common law) of any international authority, foreign government, the United States, or any state, local, municipal or other governmental authority, regulating, relating to or imposing liability or standards of conduct concerning protection of the environment or of human health, or employee health and safety, as has been, is now, or may at any time hereafter be, in effect.
“Environmental Permits”: any and all permits, licenses, approvals, registrations, notifications, exemptions and other authorizations required under any Environmental Law.
“Equity Purchase Agreement”: Equity Purchase Agreement dated as of August 16, 2012 among the Seller, PL Midstream, Boardwalk Pipeline Partners, LP and the Borrower.

Exhibit 10.5

“ERISA”: the Employee Retirement Income Security Act of 1974, as amended from time to time.
“Eurocurrency Reserve Requirements”: for any day, the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves) under any regulations of the Federal Reserve Board or other Governmental Authority having jurisdiction with respect thereto dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Federal Reserve Board) maintained by a member bank of the Federal Reserve System.
“Eurodollar Base Rate”: with respect to any Interest Period for any Eurodollar Rate Loan, the rate determined by the Administrative Agent to be the offered rate for deposits in Dollars for the applicable Interest Period appearing on the Reuters Reference LIBOR01 page as of 11:00 a.m., London time, on the second full Business Day next preceding the first day of each Interest Period. In the event that such rate does not appear on the Reuters Reference LIBOR01 page (or on any successor or substitute therefor provided by Reuters, providing rate quotations comparable to those currently provided on such page, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market), the Eurodollar Base Rate for the purposes of this definition shall be determined by reference to such other comparable publicly available service for displaying eurodollar rates as may be selected by the Administrative Agent.
“Eurodollar Lending Office”: means, with respect to any Lender, the office of such Lender specified as its “Eurodollar Lending Office” opposite its name on Schedule II (Applicable Lending Offices) or on the Assignment and Acceptance by which it became a Lender (or, if no such office is specified, its Domestic Lending Office) or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.
“Eurodollar Rate”: with respect to any Interest Period for any Eurodollar Rate Loan, an interest rate per annum equal to the rate per annum obtained by dividing (a) the Eurodollar Base Rate by (b)(i) a percentage equal to 100% minus (ii) the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Reserve Requirements (or with respect to any other category of liabilities that includes deposits by reference to which the Eurodollar Rate is determined) having a term equal to such Interest Period.
“Eurodollar Rate Loans”: Loans for which the applicable rate of interest is based upon the Eurodollar Rate.
“Event of Default”: any of the events specified in Section 8.1, provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.
“Event of Loss”: (a) any loss, destruction or damage of any assets of the Borrower or any of its Subsidiaries or (b) any actual condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation of, or requisition of the use of, any assets of the Borrower or any of its Subsidiaries; provided that no Event of Loss shall be deemed to occur unless (i) the book value of the assets that are the subject of any specific event or series of related events referred to in clause (a) or clause (b) of this definition shall be $5,000,000 or more or (ii) the aggregate book value of all assets referred to in clause

Exhibit 10.5

(i) that are the subject of events referred to in clause (a) or clause (b) of this definition and occurring in any one Fiscal Year exceeds $25,000,000.
“Facility”: the Commitments and the Loans made hereunder.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.
“Federal Funds Rate”: for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.
“Federal Reserve Board”: the Board of Governors of the United States Federal Reserve System, or any successor thereto.
“Fee Letters”: (a) the letter dated August 16, 2012 addressed to the Borrower from Citigroup Global Markets Inc. (“CGMI”) and accepted and agreed to by the Borrower on August 16, 2012, with respect to certain fees to be paid from time to time to CGMI and the Administrative Agent and (b) the letter dated August 16, 2012 addressed to the Borrower from CGMI, Barclays Bank PLC, Deutsche Bank AG New York Branch, and Deutsche Bank Securities Inc. and accepted and agreed to by the Borrower on August 16, 2012, with respect to certain fees to be paid from time to time to the Administrative Agent for the account of the Lenders.
“FERC”: the Federal Energy Regulatory Commission, or any successor thereto.
“Fiscal Quarter”: each of the three month periods ending on March 31, June 30, September 30 and December 31.
“Fiscal Year”: the twelve month period ending on December 31.
“Fund”: any Person (other than a natural Person) that is or will be engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.
“GAAP”: generally accepted accounting principles in the United States of America as in effect from time to time.
“General Partner”: Boardwalk GP, LP, a Delaware limited partnership.
“Governmental Authority”: any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

Exhibit 10.5

“Guarantee Obligation”: as to any Person (the “guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit), if to induce the creation of such obligation of such other Person the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (1) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (2) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.
“Hedge Agreements”: all interest rate or currency swaps, caps or collar agreements, foreign exchange agreements, commodity contracts or similar arrangements entered into by the Borrower or its Subsidiaries providing for protection against fluctuations in interest rates, currency exchange rates, commodity prices or the exchange of nominal interest obligations, either generally or under specific contingencies.
“HP Storage Credit Agreement”: the Term Loan Agreement dated as of December 1, 2011 among Boardwalk HP Storage Company, LLC, the lenders from time to time party thereto and Citibank, N.A., as administrative agent, as amended, restated, supplemented or otherwise modified from time to time.
“Hybrid Security”: any hybrid preferred securities consisting of trust preferred securities or deferrable interest subordinated debt securities with maturities of at least 20 years issued by the Borrower or wholly owned special purpose entities that are direct Subsidiaries of the Borrower.
“Indebtedness”: of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of Property or services (other than trade payables incurred in the ordinary course of such Person’s business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such Property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under acceptance, letter of credit or similar facilities, (g) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any Capital Stock of such Person, (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above; (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on Property

Exhibit 10.5

(including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation and (j) for the purposes of Section 8.1(e) only, all obligations of such Person in respect of Hedge Agreements.
“Indemnified Matter”: as defined in Section 10.4.
“Indemnitee”: as defined in Section 10.4.
“Insolvency”: with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA, and in such context “Insolvent” shall have a correlative meaning.
“Interest Period”: as to any Eurodollar Rate Loan, (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Rate Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its Notice of Borrowing or Notice of Conversion or Continuation, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Rate Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its Notice of Conversion or Continuation given to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto; provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:
(i)    if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;
(ii)    any Interest Period that would otherwise extend beyond the date final payment is due on the Loans, shall end on such due date, as applicable;
(iii)    any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and
(iv)    there shall be outstanding at any one time no more than five Interest Periods in the aggregate.
“IPO Company”: a company formed as a subsidiary of the Permitted Investor to own, directly or indirectly, the General Partner and the BGL and to undertake a Public Offering.
“Investment”: with respect to any Person, (a) any purchase or other acquisition by such Person of (i) any Security issued by, (ii) a beneficial interest in any Security issued by, or (iii) any other equity ownership interest in, any other Person, (b) any loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, accounts receivable and similar items made or incurred in the ordinary course of business as presently conducted) or capital contribution by such Person to any other Person, including all Indebtedness of any other Person to such Person arising from a sale of property by such Person other than in the ordinary course of its business and (c) any Guarantee Obligation incurred by such Person in respect of Indebtedness of any other Person.

Exhibit 10.5

“Joint Venture”: any Person, other than an individual or a Wholly Owned Subsidiary of the Borrower, in which the Borrower or a Subsidiary of the Borrower holds or acquires an ownership interest (whether by way of capital stock, partnership or limited liability company interest, or other evidence of ownership).
“Lenders”: as defined in the preamble hereto.
“Lien”: any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).
“Loan”: as defined in Section 2.1.
“Loan Documents”: this Agreement, the Notes, the Fee Letters and each other agreement, document, instrument or certificate executed by the Borrower in connection with any of the foregoing which the Administrative Agent and the Borrower designate as a “Loan Document”.
“Material Adverse Effect”: a material adverse effect on (a) the business, assets, liabilities, operations or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole, (b) the business, assets, liabilities, operations or condition (financial or otherwise) of the MLP and its Subsidiaries taken as a whole, (c) the ability of the Borrower to perform its obligations under this Agreement or any other Loan Document, or (d) the ability of the Administrative Agent or the Lenders to enforce this Agreement or any other Loan Document.
“Material Contract” means any agreement or instrument to which the Borrower or any of its Subsidiaries is a party as of the Effective Date and after giving effect to the Acquisition (i) providing for aggregate payments to or by the Borrower or any such Subsidiary of $5,000,000 or more over the remaining term of such agreement or instrument or (ii) providing the Borrower or any such Subsidiary with an interest in real property that is material to the business and operations of the business of the Borrower and its Subsidiaries taken as a whole.
“Material Project”: any capital expansion project of the Borrower or any of its Subsidiaries in connection with which multi-year customer contracts reasonably satisfactory to the Administrative Agent have been entered into prior to the commencement of construction and the aggregate capital cost of which exceeds $20,000,000.
“Maturity Date”: October 1, 2017.
“MLP”: Boardwalk Pipeline Partners, LP, a Delaware limited partnership.
“Moody’s”: Moody’s Investors Services, Inc.
“Multiemployer Plan”: a Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.
“Net Debt Proceeds”: cash proceeds received from the issuance of any Indebtedness (other than Indebtedness incurred in accordance with clauses (a), (b), (c) or (e) of Section 7.1), net of underwriting discounts and commissions, financing fees, legal fees and expenses of the financing parties, costs and expenses resulting from the unwinding of Hedge Agreements (but only to the extent such Hedge Agreements are interest rate swaps related to Indebtedness that is being refinanced or repaid with the proceeds of such

Exhibit 10.5

Indebtedness), and all other out-of-pocket costs and expenses and disbursements paid or incurred by the Borrower or any of its Subsidiaries in connection therewith to any Person not an Affiliate of the Borrower.
“Net Proceeds”: proceeds in cash, checks or other cash equivalent financial instruments as and when received by the Person making an Asset Disposition and insurance proceeds (other than the proceeds of business interruption insurance) or condemnation awards (and payments in lieu thereof) received on account of an Event of Loss, net of:
(a) in the event of an Asset Disposition (i) all direct costs relating to such Asset Disposition including brokerage commissions, underwriting fees and discounts, legal fees, finder’s fees and other similar fees, costs and commissions and related expenses that, in each case, are incurred in connection with such event and paid or payable to any Person not an Affiliate of the Borrower, (ii) sale, use or other transaction taxes incurred as a result thereof, (iii) any amounts required to be deposited into escrow in connection with the closing of such Asset Disposition (until any such amounts are released therefrom to the Borrower or any of its Subsidiaries), (iv) the amount of any reserve for adjustment in respect of the sale price of such asset or assets as determined in accordance with GAAP, and (v) appropriate amounts to be provided by the Borrower or any of its Subsidiaries as a reserve against any liabilities associated with such Asset Disposition, as determined in accordance with GAAP, and
(b) in the event of an Event of Loss, (i) all money actually applied or to be applied to repair, reconstruct or replace the destroyed or damaged property or the property affected by the condemnation or taking, (ii) all of the costs and expenses incurred in connection with the collection of such proceeds, awards or other payments including legal fees and expenses, court costs, filing fees, and appraisal or valuation fees and expenses, and (iii) any amounts retained by or paid to Persons having superior rights to such proceeds, awards or other payments.
“Non-Funding Lender”: as defined in Section 2.2(c).
“Non-U.S. Lender”: each Lender (or the Administrative Agent) that is a Non-U.S. Person.
“Non-U.S. Person”: any Person that is not a Domestic Person.
“Note”: a promissory note of the Borrower payable to any Lender in a principal amount equal to the amount of such Lender’s Commitment evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from the Loans owing to such Lender.
“Notice of Borrowing”: as defined in Section 2.2(a).
“Notice of Conversion or Continuation”: as defined in Section 2.10(a).
“Obligations”: the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Borrower to the Administrative Agent or to any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees, charges

Exhibit 10.5

and disbursements of counsel to the Administrative Agent or to any Lender that are required to be paid by the Borrower pursuant hereto) or otherwise.
“Other Taxes”: as defined in Section 2.16(b).
“Participant Register”: as defined in Section 10.2(f).
“Patriot Act”: the USA Patriot Act of 2001 (31 U.S.C. 5318 et seq.).
“PBGC”: the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).
“Permitted Investor”: Loews Corporation, a Delaware corporation, and its Wholly Owned Subsidiaries.
“Person”: an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.
“Plan”: at a particular time, any “employee pension benefit plan” (as defined in Section 3(2) of ERISA) that is covered by Title IV of ERISA or Section 412 of the Code and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.
“PL Midstream”: PL Midstream LLC, a Delaware limited liability company.
“PL Midstream Credit Agreement”: the Credit Agreement, dated as of July 29, 2008, by and among PL Midstream (f/k/a PL Olefins LLC), JPMorgan Chase Bank, N.A., as the administrative agent, Societe Generale, as the syndication agent, and each of the lenders party thereto, as amended by instruments dated as of April 7, 2010, March 9, 2011, July 25, 2011 and July 31, 2012.
“Property”: any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Capital Stock.
“Public Offering”: the first underwritten public offering by an IPO Company of its Capital Stock after the Effective Date pursuant to a registration statement filed with the SEC in accordance with the Securities Exchange Act of 1933, as amended, with gross proceeds in excess of $50,000,000.
“Purchasing Lender”: as defined in Section 10.7.
“Ratable Portion” or (other than in the expression “equally and ratably”) ”ratably”: with respect to any Lender, the percentage obtained by dividing (a) the aggregate outstanding principal balance of the Loans owing to such Lender by (b) the aggregate outstanding principal balance of the Loans owing to all Lenders.
“Register”: as defined in Section 2.6(b).
“Reorganization”: with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

Exhibit 10.5

“Reportable Event”: any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Reg. § 4043.
“Required Lenders”: at any time, the holders of more than 50% of the aggregate amount of the Commitments or, after the Effective Date, more than 50% of the aggregate unpaid principal amount of the outstanding Loans. A Non-Funding Lender shall not be included in the calculation of “Required Lenders.”
“Requirement of Law”: as to any Person, the Constituent Documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.
“Responsible Officer”: the chief executive officer, president, chief financial officer or other vice president or senior vice president of the Borrower, but in any event, with respect to financial matters, the chief financial officer of the Borrower.
“Restricted Payment”: any dividend or other distribution (whether in cash, securities or other property) with respect to any Capital Stock in the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such equity interests in the Borrower or any Subsidiary, or any option, warrant or other right to acquire any such equity interests in the Borrower or any Subsidiary.
“SEC”: the Securities and Exchange Commission (or successors thereto or an analogous Governmental Authority).
“Security”: any Capital Stock, voting trust certificate, bond, debenture, note or other evidence of Indebtedness, whether secured, unsecured, convertible or subordinated, or any certificate of interest, share or participation in, any temporary or interim certificate for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing, but shall not include any evidence of the Obligations.
“Seller”: PL Logistics LLC, a Delaware limited liability company.
“Selling Lender”: as defined in Section 10.7.
“Single Employer Plan”: any Plan that is covered by Title IV of ERISA, but which is not a Multiemployer Plan.
“Solvent”: with respect to any Person, as of any date of determination, (a) the amount of the “present fair saleable value” of the assets of such Person will, as of such date, exceed the amount of all “liabilities of such Person, contingent or otherwise”, as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) “debt” means liability on a “claim”, and (ii) “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of

Exhibit 10.5

performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.
“S&P”: Standard & Poor’s Rating Services.
“Subsidiary”: as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the Board of Directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.
“Substitute Institution”: as defined in Section 2.17(a).
“Substitution Notice”: as defined in Section 2.17(a).
“Taxes”: as defined in Section 2.16(a).
“Type”: as to any Loan, its nature as a Base Rate Loan or a Eurodollar Rate Loan.
“UCC”: the Uniform Commercial Code as from time to time in effect in the State of New York.
“U.S. Lender”: each Lender (or the Administrative Agent) that is a Domestic Person.
“Voting Stock”: Capital Stock of any Person having ordinary power to vote in the election of members of the Board of Directors, managers, trustees or other controlling Persons, of such Person, or its managing member or general partner (or managing general partner if there is more than one general partner) (irrespective of whether, at the time, Capital Stock of any other class or classes of such entity shall have or might have voting power by reason of the happening of any contingency).
“Wholly Owned Subsidiary”: as to any Person, any other Person all of the Capital Stock of which (other than directors’ qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries.
Section 1.2    Other Definitional Provisions. Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.
(a)    The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.
(b)    The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
(c)    All calculations of financial ratios set forth in Section 5 shall be calculated to the same number of decimal places as the relevant ratios are expressed in and shall be rounded upward if the number in the decimal place immediately following the last calculated decimal place is five or greater.

Exhibit 10.5

(d)    The terms “Lender” and “Administrative Agent” shall include, without limitation, their respective successors.
(e)    Upon the appointment of any successor Administrative Agent pursuant to Section 9.7, references to Citibank, N.A. in Section 9.4 and to Citibank, N.A. in the definitions of Base Rate and Eurodollar Base Rate shall be deemed to refer to the financial institution then acting as the Administrative Agent or one of its Affiliates if it so designates.
Section 1.3    Accounting Terms and Principles.
(a)    Except as set forth below, all accounting terms not specifically defined herein shall be construed in conformity with GAAP and all accounting determinations required to be made pursuant hereto (including for purpose of measuring compliance with Section 5) shall, unless expressly otherwise provided herein, be made in conformity with GAAP.
(b)    If any change in the accounting principles used in the preparation of the most recent financial statements referred to in Section 6.1 is hereafter required or permitted by the rules, regulations, pronouncements and opinions of the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or any successors thereto) and such change is adopted by the Borrower with the agreement of the Borrower’s independent certified public accountants and results in a change in any of the calculations required by Sections 5 or 7 that would not have resulted had such accounting change not occurred, the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such change such that the criteria for evaluating compliance with such covenants by the Borrower shall be the same after such change as if such change had not been made; provided, however, that no change in GAAP that would affect a calculation that measures compliance with any covenant contained in Sections 5 or 7 shall be given effect until such provisions are amended to reflect such changes in GAAP.
SECTION 2

AMOUNT AND TERMS OF LOANS
Section 2.1    The Loans. On the terms and subject to the conditions contained in this Agreement, each Lender severally agrees to make a Loan in Dollars (each a “Loan”) to the Borrower on the Effective Date in an aggregate principal amount not to exceed such Lender’s Commitment. The Loan shall be fully advanced on the Effective Date, and the Lenders shall have no obligation to make any additional advance under the Loan after such date. Any amount repaid under the Loan may not be reborrowed.
Section 2.2    Borrowing Procedures.
(c)    The Borrowing shall be made on notice given by the Borrower to the Administrative Agent not later than 11:00 a.m. (New York time) (i) on the Business Day of the proposed Borrowing, in the case of a Borrowing of Base Rate Loans and (ii) three Business Days prior to the date of the proposed Borrowing, in the case of a Borrowing of Eurodollar Rate Loans. Such notice shall be in substantially the form of Exhibit A (Form of Notice of Borrowing) (a “Notice of Borrowing”), specifying (A) the date of such proposed Borrowing (which shall be the Effective Date), (B) the aggregate amount of such proposed Borrowing, (C) whether any portion of the proposed Borrowing will be of Base Rate Loans or Eurodollar Rate Loans and (D) for each Eurodollar Rate Loan, the initial Interest Period or periods thereof. Loans shall be made as Base Rate Loans unless, subject to Section 2.13, the Notice of Borrowing specifies that all or a

Exhibit 10.5

portion thereof shall be Eurodollar Rate Loans. The Borrowing shall be in an aggregate amount of not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof.
(d)    The Administrative Agent shall give to each Lender prompt notice of the Administrative Agent’s receipt of a Notice of Borrowing and, if Eurodollar Rate Loans are properly requested in such Notice of Borrowing, the applicable interest rate determined pursuant to 2.13(a). Each Lender shall, (x) before 2:00 p.m. (New York time) on the date of the proposed Borrowing of Base Rate Loans and (y) before 11:00 a.m. (New York time) on the date of the proposed Borrowing of Eurodollar Rate Loans, make available to the Administrative Agent at its address referred to in Section 10.8, in immediately available funds, such Lender’s Ratable Portion of such proposed Borrowing. Upon fulfillment (or due waiver in accordance with Section 10.1) on the Effective Date, of the applicable conditions set forth in Section 4.1, and after the Administrative Agent’s receipt of such funds, the Administrative Agent shall make such funds available to the Borrower.
(e)    The failure of any Lender to make its Loan on the Effective Date or any payment required by it at any other time (such Lender being a “Non-Funding Lender”), shall not relieve any other Lender of its obligations to make such Loan or payment on such date but no such other Lender shall be responsible for the failure of any Non-Funding Lender to make a Loan or payment required under this Agreement.
Section 2.3    [Reserved].
Section 2.4    [Reserved].
Section 2.5    Termination of the Commitments; Repayment of Loans.
(a)    The Commitment of each Lender shall terminate at the close of business on the Effective Date.
(b)    The Borrower promises to repay to the Administrative Agent for the account of each Lender the entire unpaid principal amount of the Loans made to the Borrower on the Maturity Date, or earlier if otherwise required by the terms hereof.
Section 2.6    Evidence of Debt.
(a)    Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing Indebtedness of the Borrower to such Lender resulting from the Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.
(b)    (1)    The Administrative Agent, acting as agent of the Borrower solely for this purpose and for tax purposes, shall establish and maintain at its address referred to in Section 10.8 a record of ownership (the “Register”) in which the Administrative Agent agrees to register by book entry the Administrative Agent’s and each Lender’s interest in the Loan and in the right to receive any payments hereunder and any assignment of any such interest or rights. In addition, the Administrative Agent, acting as agent of the Borrower solely for this purpose and for tax purposes, shall establish and maintain accounts in the Register in accordance with its usual practice in which it shall record (A) the names and addresses of the Lenders, (B) the Commitments of each Lender from time to time, (C) the amount of the Loan made and, if a Eurodollar Rate Loan, the Interest Period applicable thereto, (D) the amount of any principal or interest due and payable, and paid, by the Borrower to, or for the account of, each Lender hereunder, and (E) the

Exhibit 10.5

amount of any sum received by the Administrative Agent hereunder from the Borrower, whether such sum constitutes principal or interest (and the type of Loan to which it applies), fees, expenses or other amounts due under the Loan Documents and each Lender’s share thereof, if applicable.
(i)    Notwithstanding anything to the contrary contained in this Agreement, the Loans (including the Notes evidencing such Loans) are registered obligations and the right, title, and interest of the Lenders and their assignees in and to such Loans shall be transferable only upon notation of such transfer in the Register. A Note shall only evidence the Lender’s or a registered assignee’s right, title and interest in and to the related Loan, and in no event is any such Note to be considered a bearer instrument or obligation. This Section 2.6(b) and Section 10.2 shall be construed so that the Loans are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related regulations (or any successor provisions of the Code or such regulations).
(c)    The entries made in the Register and in the accounts therein maintained pursuant to clauses (a) and (b) above shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations recorded therein; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loans in accordance with their terms. In addition, the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as a Lender for all purposes of this Agreement. Information contained in the Register with respect to any Lender shall be available for inspection by the Borrower, the Administrative Agent or such Lender at any reasonable time and from time to time upon reasonable prior notice.
(d)    Notwithstanding any other provision of the Agreement, in the event that any Lender requests that the Borrower execute and deliver a promissory note or notes payable to such Lender in order to evidence the Indebtedness owing to such Lender by the Borrower hereunder, the Borrower shall promptly execute and deliver a Note or Notes to such Lender evidencing any Loans of such Lender, substantially in the form of Exhibit E (Form of Note).
Section 2.7    Optional Prepayments. The Borrower may prepay the outstanding principal amount of the Loans made to the Borrower in whole or in part at any time; provided, however, that if any prepayment of any Eurodollar Rate Loan is made by the Borrower other than on the last day of an Interest Period for such Loan, the Borrower shall also pay any amount owing pursuant to Section 2.13(d). Any optional prepayment shall be made on notice given by the Borrower to the Administrative Agent not later than 11:00 a.m. (New York time) (i) on the Business Day of the proposed prepayment, in the case of a prepayment of Base Rate Loans and (ii) three Business Days prior to the date of the proposed prepayment, in the case of a prepayment of Eurodollar Rate Loans. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Partial prepayments of Loans shall be in an aggregate principal amount of not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing.
Section 2.8    Mandatory Prepayments.
(a)    Debt Issuance. Within three (3) Business Days after the receipt by the Borrower or any of its Subsidiaries of any Net Debt Proceeds, the Borrower shall prepay the Loans in an aggregate principal amount equal to 100% of such Net Debt Proceeds.

Exhibit 10.5

(b)    Asset Dispositions; Event of Loss. If the Borrower or any of its Subsidiaries shall at any time or from time to time make an Asset Disposition or suffer an Event of Loss, then (A) the Borrower shall promptly notify the Administrative Agent of such Asset Disposition or Event of Loss (including the amount of the estimated Net Proceeds to be received by the Borrower and/or any of its Subsidiaries in respect thereof) and (B) within three (3) Business Days after receipt by the Borrower and/or any of its Subsidiaries of the Net Proceeds of such Asset Disposition or such Event of Loss, the Borrower shall prepay the Loans in an aggregate principal amount equal to 100% of such Net Proceeds; provided, that in the case of up to $20,000,000 of Net Proceeds of Asset Dispositions in any Fiscal Year, upon written notice by the Borrower to the Administrative Agent not more than three (3) Business Days following receipt of any Net Proceeds, such Net Proceeds shall be excluded from the prepayment requirements of this Section 2.8(b) if (i) the Borrower provides to the Administrative Agent in such notice a certification of its good faith estimate of the Net Proceeds to be so expended and descriptions of the assets to be acquired and (ii) within nine (9) months from the date of receipt of such Net Proceeds, such Net Proceeds are applied to such acquisition (or committed to such acquisition so long as such Net Proceeds are actually applied to such acquisition within one year of the receipt thereof); provided further that the amount of such Net Proceeds not so used or committed after nine (9) months shall be applied to a mandatory prepayment the Loans as set forth in this Section 2.8(b).
Section 2.9    Interest.
(a)    Rate of Interest. All Loans and the outstanding amount of all other Obligations shall bear interest, in the case of Loans, on the unpaid principal amount thereof from the date such Loans are made and, in the case of such other Obligations, from the date such other Obligations are due and payable until, in all cases, paid in full, except as otherwise provided in clause (c) below, as follows:
(i)    if a Base Rate Loan or such other Obligation, at a rate per annum equal to the sum of (A) the Base Rate as in effect from time to time and (B) the Applicable Margin then in effect for Loans that are Base Rate Loans; and
(ii)    if a Eurodollar Rate Loan, at a rate per annum equal to the sum of (A) the Eurodollar Rate determined for the applicable Interest Period and (B) the Applicable Margin in effect from time to time during such Eurodollar Interest Period.
(b)    Interest Payments. (i) Interest accrued on each Base Rate Loan shall be payable in arrears (A) on the first Business Day of each calendar quarter, commencing on the first such day following the making of such Base Rate Loan, and (B) if not previously paid in full, at maturity (whether by acceleration or otherwise) of such Base Rate Loan, (ii) interest accrued on each Eurodollar Rate Loan shall be payable in arrears (A) on the last day of each Interest Period applicable to such Loan (and, if such Interest Period has a duration of more than three months, on each date during such Interest Period occurring every three months from the first day of such Interest Period), (B) upon the payment or prepayment thereof in full or in part and (C) if not previously paid in full, at maturity (whether by acceleration or otherwise) of such Eurodollar Rate Loan, and (iii) interest accrued on the amount of all other Obligations shall be payable on demand from and after the time such Obligation becomes due and payable (whether by acceleration or otherwise).
(c)    Default Interest. Notwithstanding the rates of interest specified in clause (a) above or elsewhere herein, effective immediately upon the occurrence of an Event of Default specified in Section 8.1(a) and for as long thereafter as such Event of Default shall be continuing, the principal balance of all Loans and the amount of all other Obligations then due and payable shall bear interest at a rate that is 2% per annum in excess of the rate of interest applicable to such Loans or other Obligations from time to time.

Exhibit 10.5

Such interest shall be payable on the date that would otherwise be applicable to such interest pursuant to clause (b) above or otherwise on demand.
Section 2.10    Conversion/Continuation Option.
(a)    The Borrower may elect (i) at any time on any Business Day to convert Base Rate Loans or any portion thereof to Eurodollar Rate Loans and (ii) at the end of any applicable Interest Period, to convert Eurodollar Rate Loans or any portion thereof into Base Rate Loans or to continue such Eurodollar Rate Loans or any portion thereof for an additional Interest Period; provided, however, that the aggregate amount of the Eurodollar Loans for each Interest Period must be in the amount of at least $5,000,000 or an integral multiple of $1,000,000 in excess thereof. Each conversion or continuation shall be allocated among the Loans of each Lender in accordance with such Lender’s Ratable Portion. Each such election shall be in substantially the form of Exhibit F (Form of Notice of Conversion or Continuation) (a “Notice of Conversion or Continuation”) and shall be made by the Borrower giving the Administrative Agent at least three Business Days’ prior written notice specifying (x) the amount and type of Loan being converted or continued, (y) in the case of a conversion to or a continuation of Eurodollar Rate Loans, the applicable Interest Period and (z) in the case of a conversion, the date of such conversion.
(b)    The Administrative Agent shall promptly notify each Lender of its receipt of a Notice of Conversion or Continuation and of the options selected therein. Notwithstanding the foregoing, no conversion in whole or in part of Base Rate Loans to Eurodollar Rate Loans and no continuation in whole or in part of Eurodollar Rate Loans upon the expiration of any applicable Interest Period shall be permitted at any time at which (i) a Default or an Event of Default shall have occurred and be continuing or (ii) the continuation of, or conversion into, a Eurodollar Rate Loan would violate any provision of 2.13. If, within the time period required under the terms of this Section 2.10, the Administrative Agent does not receive a Notice of Conversion or Continuation from the Borrower containing a permitted election to continue any Eurodollar Rate Loans for an additional Interest Period or to convert any such Loans, then, upon the expiration of the applicable Interest Period, such Loans shall be automatically converted to Base Rate Loans. Each Notice of Conversion or Continuation shall be irrevocable.
Section 2.11    Fees. The Borrower has agreed to pay to the Administrative Agent, the Lenders and the Arrangers additional fees, the amount and dates of payment of which are embodied in the Fee Letters.
Section 2.12    Payments and Computations.
(a)    The Borrower shall make each payment hereunder (including fees and expenses) not later than 11:00 a.m. (New York time) on the day when due, in Dollars, to the Administrative Agent at its address referred to in Section 10.8 in immediately available funds without set-off or counterclaim. The Administrative Agent shall promptly thereafter cause to be distributed in immediately available funds relating to the payment of principal, interest or fees to the Lenders, in accordance with the application of payments set forth in clause (f) for the account of their respective Applicable Lending Offices; provided, however, that amounts payable pursuant to Sections 2.14, 2.15, 2.16 or 2.13(c) or (d) shall be paid only to the affected Lender or Lenders. Payments received by the Administrative Agent after 11:00 a.m. (New York time) shall be deemed to be received on the next Business Day.
(b)    All computations of interest in respect of interest at the Base Rate (except during such times as the Base Rate is determined pursuant to clause (b) or (c) of the definition thereof) shall be made by the Administrative Agent on the basis of a 365/366-day year and actual days elapsed; all other computations of interest and of fees shall be made by the Administrative Agent on the basis of a year of 360

Exhibit 10.5

days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest and fees are payable. Each determination by the Administrative Agent of a rate of interest hereunder shall be conclusive and binding for all purposes, absent manifest error.
(c)    Each payment by the Borrower of any Loan (including interest or fees in respect thereof) and each reimbursement of various costs, expenses or other Obligation shall be made in Dollars.
(d)    Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be; provided, however, that if such extension would cause payment of interest on or principal of any Eurodollar Rate Loan to be made in the next calendar month, such payment shall be made on the immediately preceding Business Day. All repayments of Loans shall be applied as follows: first, to repay Loans outstanding as Base Rate Loans and then, to repay Loans outstanding as Eurodollar Rate Loans, with those Eurodollar Rate Loans having earlier expiring Eurodollar Interest Periods being repaid prior to those having later expiring Eurodollar Interest Periods.
(e)    Unless the Administrative Agent shall have received notice from the Borrower to the Lenders prior to the date on which any payment is due hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that the Borrower shall not have made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon (at the Federal Funds Rate for the first Business Day and thereafter, at the rate applicable to Base Rate Loans) for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent.
(f)    Except for payments and other amounts received by the Administrative Agent and applied in accordance with the provisions of clause (g) below, all payments and any other amounts received by the Administrative Agent from or for the benefit of the Borrower shall be applied as follows: first, to pay principal of, and interest on, the Loans then due and payable, second, to pay all other Obligations of the Borrower then due and payable and third, as the Borrower so designates. Payments in respect of Loans received by the Administrative Agent shall be distributed to each Lender in accordance with such Lender’s Ratable Portion and all payments of fees and all other payments in respect of any other Obligation shall be allocated among such of the Lenders as are entitled thereto and, for such payments allocated to the Lenders, in proportion to their respective Ratable Portions.
(g)    The Borrower hereby irrevocably waives the right to direct the application of any and all payments in respect of the Obligations after the occurrence and during the continuance of an Event of Default and agrees that, notwithstanding the provisions of clause (f) above, the Administrative Agent may, and, upon either (A) the written direction of the Required Lenders or (B) the acceleration of the Obligations pursuant to Section 8.1, shall, apply all payments in respect of any Obligations of the Borrower in the following order:
(i)    first, to pay Obligations in respect of any expense reimbursements or indemnities then due to the Administrative Agent;

Exhibit 10.5

(ii)    second, to pay Obligations in respect of any expense reimbursements or indemnities then due to the Lenders;
(iii)    third, to pay Obligations in respect of any fees then due to the Administrative Agent and the Lenders;
(iv)    fourth, to pay interest then due and payable in respect of the Loans;
(v)    fifth, to pay or prepay principal amounts on all Loans ratably to the aggregate principal amount of such Loans; and
(vi)    sixth, to the ratable payment of all other Obligations;
provided, however, that if sufficient funds are not available to fund all payments to be made in respect of any Obligation described in any of clauses (i) through (vi) above, the available funds being applied with respect to any such Obligation (unless otherwise specified in such clause) shall be allocated to the payment of such Obligation ratably, based on the proportion of the Administrative Agent’s and each Lender’s interest in the aggregate outstanding Obligations described in such clauses. The order of priority set forth in clauses (i) through (vi) above may at any time and from time to time be changed by the agreement of the Required Lenders without necessity of notice to or consent of or approval by the Borrower or by any other Person that is not a Lender. The order of priority set forth in clauses (i) through (iii) above may be changed only with the prior written consent of the Administrative Agent in addition to that of the Required Lenders.
Section 2.13    Special Provisions Governing Eurodollar Rate Loans.
(a)    Determination of Interest Rate. The Eurodollar Rate for each Interest Period for Eurodollar Rate Loans shall be determined by the Administrative Agent pursuant to the procedures set forth in the definition of “Eurodollar Rate.” The Administrative Agent’s determination shall be presumed to be correct absent manifest error and shall be binding on the Borrower.
(b)    Interest Rate Unascertainable, Inadequate or Unfair. In the event that (i) the Administrative Agent determines that adequate and fair means do not exist for ascertaining the applicable interest rates by reference to which the Eurodollar Rate then being determined is to be fixed or (ii) the Required Lenders notify the Administrative Agent that the Eurodollar Rate for any Interest Period will not adequately reflect the cost to the Lenders of making or maintaining such Loans for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Lenders, whereupon each Eurodollar Loan shall automatically, on the last day of the current Interest Period for such Loan, convert into a Base Rate Loan and the obligations of the Lenders to make Eurodollar Rate Loans or to convert Base Rate Loans into Eurodollar Rate Loans shall be suspended until the Administrative Agent shall notify the Borrower that the Required Lenders have determined that the circumstances causing such suspension no longer exist.
(c)    Illegality. Notwithstanding any other provision of this Agreement, if any Lender determines that the introduction of, or any change in or in the interpretation of, any law, treaty or governmental rule, regulation or order after the date of this Agreement shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Lender or its Eurodollar Lending Office to make Eurodollar Rate Loans or to continue to fund or maintain Eurodollar Rate Loans, then, on notice thereof and demand therefor by such Lender to the Borrower through the Administrative Agent, (i) the obligation of such Lender to make or to continue Eurodollar Rate Loans and to convert Base Rate Loans into Eurodollar Rate Loans shall be suspended, and each such Lender shall make a Base Rate Loan as part of any requested Borrowing of Eurodollar Rate Loans and (ii) if the affected Eurodollar Rate Loans are then outstanding, the

Exhibit 10.5

Borrower shall convert each such Loan into a Base Rate Loan on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If, at any time after a Lender gives notice under this clause (c), such Lender determines that it may lawfully make Eurodollar Rate Loans, such Lender shall promptly give notice of that determination to the Borrower and the Administrative Agent, and the Administrative Agent shall promptly transmit the notice to each other Lender. The Borrower’s right to request, and such Lender’s obligation, if any, to make Eurodollar Rate Loans shall thereupon be restored.
(d)    Breakage Costs. In addition to all amounts required to be paid by the Borrower pursuant to Section 2.9, the Borrower shall compensate each Lender, upon demand, for all losses, expenses and liabilities (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such Lender’s Eurodollar Rate Loans to the Borrower but excluding any loss of the Applicable Margin on the relevant Loans) that such Lender may sustain (i) if for any reason (other than solely by reason of such Lender being a Non-Funding Lender) a proposed Borrowing, conversion into or continuation of Eurodollar Rate Loans does not occur on a date specified therefor in a Notice of Borrowing or a Notice of Conversion or Continuation given by or on behalf of the Borrower or in a telephonic request by or on behalf of it for borrowing or conversion or continuation or a successive Interest Period does not commence after notice therefor is given pursuant to Section 2.10, (ii) if for any reason any Eurodollar Rate Loan is prepaid (including mandatorily pursuant to Section 2.8) on a date that is not the last day of the applicable Interest Period, (iii) as a consequence of a required conversion of a Eurodollar Rate Loan to a Base Rate Loan as a result of any of the events indicated in clause (c) above or (iv) as a consequence of any failure by the Borrower to repay Eurodollar Rate Loans when required by the terms hereof or on a prepayment date specified in a notice of prepayment given pursuant to Section 2.7. The Lender making demand for such compensation shall deliver to the Borrower concurrently with such demand a written statement as to such losses, expenses and liabilities, and this statement shall be prima facie evidence as to the amount of compensation due to such Lender, absent manifest error.
Section 2.14    Increased Costs. If at any time any Lender determines that the introduction of, or any change in or in the interpretation of, any law, treaty or governmental rule, regulation or order occurring after the Effective Date shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement included in determining the Eurodollar Rate); (ii) subject any Lender or the Administrative Agent to any Taxes (other than Taxes covered by Section 2.16) on its Loans, loan principal, Commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or participation therein, and the result of any of the foregoing shall be to increase the cost to such Lender or the Administrative Agent of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to reduce the amount of any sum received or receivable by such Lender or the Administrative Agent (whether of principal, interest or any other amount) then, upon request of such Lender or the Administrative Agent, the Borrower will pay to such Lender or Administrative Agent, as the case may be, such additional amount or amounts as will compensate such Lender or the Administrate Agent, as the case may be, for such additional costs incurred or reduction suffered; provided that notwithstanding anything herein to the contrary, (y) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (z) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be enacted, adopted or issued after the Effective Date, regardless of the date enacted, adopted or issued. The Borrower

Exhibit 10.5

shall not be required to compensate a Lender pursuant to this Section 2.14 for any increased costs incurred more than 90 days prior to the date that such Lender notifies the Borrower of the change in law giving rise to such increased costs and of such Lender’s intention to claim compensation therefor; provided, however, that if the change in law giving rise to such increased costs is retroactive, then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof (to the extent that such period of retroactive effect is not already included in such 90-day period).
Section 2.15    Capital Adequacy. If at any time any Lender determines that (a) the adoption of, or any change in or in the interpretation of, any law, treaty or governmental rule, regulation or order after the date of this Agreement regarding capital adequacy or liquidity requirements, (b) compliance with any such law, treaty, rule, regulation or order or (c) compliance with any guideline or request or directive from any central bank or other Governmental Authority issued after the date hereof (whether or not having the force of law) shall have the effect of reducing the rate of return on such Lender’s (or any corporation controlling such Lender’s) capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, compliance or interpretation, then, upon demand from time to time by such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such reduction. A certificate as to such amounts submitted to the Borrower and the Administrative Agent by such Lender shall be conclusive and binding for all purposes absent manifest error; provided that notwithstanding anything herein to the contrary, (y) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (z) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be enacted, adopted or issued after the date of this Agreement, regardless of the date enacted, adopted or issued. The Borrower shall not be required to compensate a Lender pursuant to this Section 2.15 for any reduced rate of return incurred more than 90 days prior to the date that such Lender notifies the Borrower of the change in law giving rise to such reduced rate of return and of such Lender’s intention to claim compensation therefor; provided, however, that if the change in law giving rise to such reduction is retroactive, then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof (to the extent that such period of retroactive effect is not already included in such 90-day period).
Section 2.16    Taxes.
(a)    Except as otherwise provided in this Section 2.16, any and all payments by the Borrower under each Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding in the case of each Lender and the Administrative Agent (i) taxes imposed on or measured by its net income, and franchise or state and local margins taxes (including the Texas Margin Tax), in each case imposed on it, by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or in which its principal office is located or, in the case of any Lender, in which its Applicable Lending Office is located, or as a result of a present or former connection between such Lender or the Administrative Agent (as applicable) and the jurisdiction of the Governmental Authority imposing such tax or any taxing authority thereof or therein, (ii) branch profits taxes imposed by any jurisdiction described in (i) above, (iii) any U.S. withholding taxes payable with respect to payments under the Loan Documents under laws (including any statute, treaty or regulation) in effect on the Effective Date (or, in the case of (y) an Eligible Assignee, the date of the Assignment and Acceptance, and (z) a successor Administrative Agent, the date of the appointment of such Administrative Agent)

Exhibit 10.5

applicable to such Lender or the Administrative Agent, as the case may be, or are attributable to such Non-U.S. Lender’s failure to comply with Section 2.16(g), but not excluding any U.S. withholding taxes payable as a result of any change in such laws occurring after the Effective Date (or after the date of such Assignment and Acceptance or the date of such appointment of such Administrative Agent), (iv) any backup withholding taxes, and (v) any U.S. withholding taxes imposed under FATCA (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as “Taxes”). If any Taxes shall be required by applicable law to be deducted from or in respect of any sum payable under any Loan Document to any Lender or the Administrative Agent (A) the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.16, such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (B) the Borrower shall make such deductions, (C) the Borrower shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law and (D) the Borrower shall deliver to the Administrative Agent evidence of such payment.
(b)    In addition, the Borrower agrees to pay any present or future stamp, documentary taxes or other similar taxes, charges or similar levies of the United States or any political subdivision thereof or any applicable foreign jurisdiction, and all liabilities with respect thereto, in each case arising from any payment made under any Loan Document or from the execution, delivery or registration of, or otherwise with respect to, any Loan Document (collectively, “Other Taxes”).
(c)    The Borrower shall indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including any Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.16) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including for penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. The Borrower shall not be required to indemnify any Lender or the Administrative Agent pursuant to this Section 2.16 for any Taxes and Other Taxes incurred more than 180 days prior to the date that such Lender or the Administrative Agent notifies the Borrower of the claim giving rise to Taxes and Other Taxes and of the Lender’s or the Administrative Agent’s intention to claim indemnification therefor; provided, however, if the claim giving rise to such Taxes or Other Taxes is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof (to the extent that such period of retroactive effect is not already included in such 180-day period). This indemnification shall be made within 30 days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor.
(d)    Within 30 days after the date of any payment of Taxes or Other Taxes by the Borrower, the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 10.8, the original or a certified copy of a receipt evidencing payment thereof.
(e)    Each Lender shall severally indemnify the Administrative Agent, within 30 days after demand therefor, for (i) any Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Taxes and without limiting the obligation of the Borrower), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.2(f) relating to the maintenance of a Participant Register and (iii) taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all

Exhibit 10.5

amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 2.16(e).
(f)    Without prejudice to the survival of any other agreement of the Borrower hereunder or under the Guaranty, the agreements and obligations of the Borrower contained in this Section 2.16 shall survive the payment in full of the Obligations.
(g)    Each Non-U.S. Lender that is entitled to an exemption from U.S. withholding tax, or that is subject to such tax at a reduced rate under an applicable tax treaty, shall (v) on or prior to the Effective Date in the case of each Non-U.S. Lender that is a signatory hereto, (w) on or prior to the date of the Assignment and Acceptance pursuant to which such Non-U.S. Lender becomes a Lender, on or prior to the date a successor Administrative Agent becomes the Administrative Agent hereunder, (x) on or prior to the date on which any such form or certification expires or becomes obsolete, (y) after the occurrence of any event requiring a change in the most recent form or certification previously delivered by it to the Borrower and the Administrative Agent, and (z) from time to time thereafter if requested by the Borrower or the Administrative Agent, provide the Administrative Agent and the Borrower with two completed originals of each of the following, as applicable:
(i)    (A) Form W-8ECI (claiming exemption from U.S. withholding tax because the income is effectively connected with a U.S. trade or business) or any successor form, (B) Form W-8BEN (claiming exemption from, or a reduction of, U.S. withholding tax under an income tax treaty) or any successor form, (C) in the case of a Non-U.S. Lender claiming exemption under Sections 871(h) or 881(c) of the Code, (x) a Form W-8BEN or any successor form, and (y) a certificate to the effect that such Non-U.S. Lender is not (1) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (2) a “10 percent shareholder” of the Borrower within the meaning of section 881(c)(3)(B) of the Code, or (3) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code or (D) any other applicable form, certificate or document prescribed by the IRS certifying as to such Non-U.S. Lender’s entitlement to such exemption from U.S. withholding tax or reduced rate with respect to all payments to be made to such Non-U.S. Lender under the Loan Documents. Unless the Borrower and the Administrative Agent have received forms or other documents satisfactory to them indicating that payments under any Loan Document to or for a Non-U.S. Lender are not subject to U.S. withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Borrower and the Administrative Agent shall withhold amounts required to be withheld by applicable law from such payments at the applicable statutory rate.
(ii)    Each U.S. Lender shall (v) on or prior to the Effective Date in the case of each U.S. Lender that is a signatory hereto, (w) on or prior to the date of the Assignment and Acceptance pursuant to which such U.S. Lender becomes a Lender or on or prior to the date a successor Administrative Agent becomes the Administrative Agent hereunder, (x) on or prior to the date on which any such form or certification expires or becomes obsolete, (y) after the occurrence of any event requiring a change in the most recent form or certification previously delivered by it to the Borrower and the Administrative Agent, and (z) from time to time if requested by the Borrower or the Administrative Agent, provide the Administrative Agent and the Borrower with two completed originals of Form W-9 (certifying that such U.S. Lender is entitled to an exemption from U.S. backup withholding tax) or any successor form. Solely for purposes of this Section 2.16(g), a U.S. Lender shall not include a Lender or an Administrative Agent that may be treated as an exempt recipient based on the indicators described in Treasury Regulation section 1.6049-4(c)(1)(ii)(A) or (M).

Exhibit 10.5

(h)    If a payment made to a Lender under any Loan Document would be subject to U.S. withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 2.16(h), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(i)    Any Lender claiming any additional amounts payable pursuant to this Section 2.16 shall use its commercially reasonable efforts (consistent with its internal policies and Requirements of Law) to change the jurisdiction of its Applicable Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that would be payable or may thereafter accrue and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such change in jurisdiction. Subject to the foregoing, Lenders agree to use commercially reasonable efforts to select an Applicable Lending Office which will eliminate or reduce taxes and other costs and expenses for the Borrower.
(j)    If any Lender or the Administrative Agent, as determined in its sole discretion exercised in good faith, ever receives any refund of or credit with respect to any Taxes or Other Taxes as to which it has been indemnified by the Borrower, or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.16, it shall pay over to the Borrower an amount equal to such refund or credit (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.16 with respect to the Taxes or Other Taxes giving rise to such refund or credit), net of all out-of-pocket expenses of such Lender or the Administrative Agent and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund or credit); provided that the Borrower, upon the request of such Lender or the Administrative Agent, agrees to repay the amount paid over to the Borrower, to such Lender or the Administrative Agent in the event the Lender or the Administrative Agent is required to repay such refund or credit to such Governmental Authority. This paragraph shall not be construed to require the Lender or the Administrative Agent to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person.
(k)    For purposes of this Section 2.16, the term “applicable law” includes FATCA.
Section 2.17    Substitution of Lenders.
(a)    In the event that (i)(A) any Lender makes a claim under Sections 2.14 or 2.15, (B) it becomes illegal for any Lender to continue to fund or make any Eurodollar Rate Loan and such Lender notifies the Borrower pursuant to Section 2.13(c), (C) the Borrower is required to make any payment pursuant to Section 2.16 that is attributable to a particular Lender, (D) any Lender becomes a Non-Funding Lender or (E) any Lender fails to approve an amendment, waiver or other modification to this Agreement that requires the approval of all Lenders and at least the Required Lenders have approved such amendment, waiver or other modification, (ii) in the case of clause (i)(A) above, as a consequence of increased costs in respect of which such claim is made, the effective rate of interest payable to such Lender under this Agreement with respect to its Loans materially exceeds the effective average annual rate of interest payable to the Required

Exhibit 10.5

Lenders under this Agreement and (iii) in the case of clause (i)(A), (B) and (C) above, Lenders holding at least 75% of the aggregate outstanding principal balance of the Loans are not subject to such increased costs or illegality, payment or proceedings (any such Lender, an “Affected Lender”), the Borrower may substitute any Lender and, if reasonably acceptable to the Administrative Agent, any other Eligible Assignee (a “Substitute Institution”) for such Affected Lender hereunder, after delivery of a written notice (a “Substitution Notice”) by the Borrower to the Administrative Agent and the Affected Lender within a reasonable time (in any case not to exceed 90 days) following the occurrence of any of the events described in clause (i) above that the Borrower intends to make such substitution; provided, however, that, if more than one Lender claims increased costs, illegality or right to payment arising from the same act or condition and such claims are received by the Borrower within 30 days of each other, then the Borrower may substitute all, but not (except to the extent the Borrower has already substituted one of such Affected Lenders before the Borrower’s receipt of the other Affected Lenders’ claim) less than all, Lenders making such claims.
(b)    If the Substitution Notice was properly issued under this Section 2.17, the Affected Lender shall sell, and the Substitute Institution shall purchase, all rights and claims of such Affected Lender under the Loan Documents and the Substitute Institution shall assume, and the Affected Lender shall be relieved of, the Affected Lender’s Loans and all other prior unperformed obligations of the Affected Lender under the Loan Documents (other than in respect of any damages (which pursuant to Section 10.5, do not include exemplary or punitive damages, to the extent permitted by applicable law) in respect of any such unperformed obligations). Such purchase and sale (and the corresponding assignment of all rights and claims hereunder) shall be recorded in the Register maintained by the Administrative Agent and shall be effective upon (and not earlier than) (i) the receipt by the Affected Lender of its Ratable Portion of the aggregate outstanding principal balance of the Loans, together with any other Obligations owing to it, (ii) the receipt by the Administrative Agent of an agreement in form and substance satisfactory to it and the Borrower whereby the Substitute Institution shall agree to be bound by the terms hereof and (iii) the payment by the Borrower in full to the Affected Lender in cash of all fees, unreimbursed costs and expenses and indemnities accrued and unpaid through such effective date. Upon the effectiveness of such sale, purchase and assumption, the Substitute Institution shall become a “Lender” hereunder for all purposes of this Agreement having a Loan in an outstanding principal amount equal to such Affected Lender’s Loan assumed by it; provided, however, that all indemnities under the Loan Documents shall continue in favor of such Affected Lender with respect to the period prior to the time the Substitute Institution replaces the Affected Lender.
(c)    Each Lender agrees that, if it becomes an Affected Lender and its rights and claims are assigned hereunder to a Substitute Institution pursuant to this Section 2.17, it shall execute and deliver to the Administrative Agent an Assignment and Acceptance to evidence such assignment, together with any Note (if such Loans are evidenced by a Note) evidencing the Loans subject to such Assignment and Acceptance; provided, however, that the failure of any Affected Lender to execute an Assignment and Acceptance shall not render such assignment invalid.
SECTION 3

REPRESENTATIONS AND WARRANTIES
To induce the Agents and the Lenders to enter into this Agreement and to make the Loans, the Borrower hereby represents and warrants to each Agent and each Lender that:
Section 3.1    Financial Condition. The audited consolidated balance sheet of PL Midstream and its Subsidiaries for the year ending December 31, 2011, and the related audited consolidated statement of income for the period ended on such date, present fairly, in all material respects, the combined financial

Exhibit 10.5

condition of PL Midstream as at such date, and the combined results of its operations for the period then ended. The unaudited consolidated balance sheet of PL Midstream and its Subsidiaries as at June 30, 2012, and the related unaudited consolidated statement of income for the six-month period ended on such date, present fairly in all material respects the consolidated financial condition of PL Midstream as at such date, and the consolidated results of its operations for the six-month period then ended (subject to normal year-end audit adjustments and the absence of notes). The consolidated pro forma balance sheet of the Borrower and its Subsidiaries as at the Effective Date, presents fairly the consolidated pro forma financial condition of the Borrower and its Subsidiaries as at such date, in each case after giving pro forma effect to the Acquisition and the Loans. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein).
Section 3.2    No Change. Since December 31, 2011 there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect.
Section 3.3    Existence; Compliance with Law; Contractual Obligations. Each of the Borrower and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the limited partnership, limited liability company, corporate or other power and authority, and the legal right, to own and operate its Property, to lease the Property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign limited partnership, limited liability company, corporation or other organization and in good standing under the laws of each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification, (d) is in compliance with all Requirements of Law and (e) is in compliance with all of its Contractual Obligations except, in the case of clauses (c), (d) and (e), to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 3.4    Limited Liability Company Power; Authorization; Enforceable Obligations. The Borrower has the limited liability company (or equivalent) power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and to borrow hereunder. The Borrower has taken all necessary limited liability company (or equivalent) or other necessary action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and to authorize the borrowings on the terms and conditions of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or the execution, delivery, validity or enforceability of this Agreement or any of the other Loan Documents, except for consents, authorizations, filings and notices described in Schedule 3.4, which consents, authorizations, filings and notices have been obtained or made and are in full force and effect. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the performance of this Agreement or any of the other Loan Documents, except (i) routine consents, authorizations, filings and notices required to be made in the ordinary course of business and (ii) consents, authorizations, filings and notices not required to consummate the transactions occurring on the date hereof but required to be obtained or made after the date hereof to enable the Borrower or any of its Subsidiaries to comply with the requirements of any applicable law. This Agreement has been, and, upon execution, each Loan Document to which it is a party shall have been, duly executed and delivered on behalf of the Borrower. This Agreement constitutes, and each other Loan Document that is an agreement or instrument to which the Borrower is a party upon execution will constitute, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

Exhibit 10.5

Section 3.5    No Legal Bar. The execution, delivery and performance of this Agreement and the other Loan Documents, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law, any Constituent Document of the Borrower or any of its Subsidiaries or any material Contractual Obligation of the Borrower or its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation.
Section 3.6    No Material Litigation. Except as set forth on Schedule 3.6, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of its Subsidiaries, or against any of its or their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) that could reasonably be expected to have a Material Adverse Effect.
Section 3.7    No Default. No Default or Event of Default has occurred and is continuing.
Section 3.8    Ownership of Property; Liens. Each of the Borrower and each of its Subsidiaries has Defensible Title to all real property used or necessary for, and material to, the conduct of its business, and Defensible Title to, or a valid leasehold interest in, all its other Property used or necessary for, and material to, the conduct of its business, and none of such Property is subject to any Lien except for Liens permitted by Section 7.2.
Section 3.9    Taxes. Each of the Borrower and each of its Subsidiaries has filed or caused to be filed all material Federal, state and other tax returns that are required to be filed and has paid all taxes due and payable on said returns or on any assessments made against it or any of its Property and all other taxes, fees or other charges imposed on it or any of its Property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower and its Subsidiaries or any amount the failure to pay could not reasonably be expected to have a Material Adverse Effect); and no tax Lien (other than a Lien permitted under Section 7.2) has been filed, and, to the knowledge of the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge.
Section 3.10    ERISA. Neither a Reportable Event nor any failure to meet the minimum funding standards under Sections 412 and 430 of the Code or Sections 302 and 303 of ERISA has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Single Employer Plan that, when taken together with all other such Reportable Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect, and each Single Employer Plan has complied in all respects with the applicable provisions of ERISA and the Code, except any such failures to comply that could not reasonably be expected to have a Material Adverse Effect. No termination of a Single Employer Plan has occurred under Section 4041(c) or Section 4042 of ERISA, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by an amount that could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan that has resulted or could reasonably be expected to result in a material liability under ERISA, and neither the Borrower nor any Commonly Controlled Entity would become subject to any liability that could reasonably be expected to have a Material Adverse Effect if the Borrower or any such Commonly Controlled Entity were to withdraw

Exhibit 10.5

completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent.
Section 3.11    Use of Proceeds. The proceeds of the Loans shall be used solely (a) to finance the Acquisition, (b) to repay principal, interest, and other amounts owing under the PL Midstream Credit Agreement and (c) for the payment of transaction costs, fees and expenses incurred in connection with the Acquisition, this Agreement and the transactions contemplated hereby and thereby.
Section 3.12    Environmental Matters. Other than exceptions to any of the following that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:
(e)    Each of the Borrower and each of its Subsidiaries: (i) is, and within the period of all applicable statutes of limitation has been, in compliance with all applicable Environmental Laws; (ii) holds all Environmental Permits (each of which is in full force and effect) required for any of its current or intended operations or for any property owned, leased, or otherwise operated by it; and (iii) is, and within the period of all applicable statutes of limitation has been, in compliance with all of its Environmental Permits.
(f)    There is no judicial, administrative, or arbitral proceeding (including any notice of violation or alleged violation) under or relating to any Environmental Law to which the Borrower or any of its Subsidiaries is, or to the knowledge of the Borrower will be, named as a party that is pending or, to the knowledge of the Borrower, threatened.
Section 3.13    Accuracy of Information, etc. No statement or information (other than the projections and pro forma financial information referred to in the following sentence) contained in this Agreement, any other Loan Document or any other material document or certificate furnished to the Administrative Agent or the Lenders or any of them, by or on behalf of the Borrower or any of its Subsidiaries for use in connection with the transactions contemplated by this Agreement or the other Loan Documents (taken as a whole with all other statements or information so furnished and as modified or supplemented by other information or statements so furnished on or before the time this representation is made or deemed made with respect thereto), contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained herein or therein not materially misleading. The projections and pro forma financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact, is subject to significant uncertainties and contingencies, and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount.
Section 3.14    Solvency. Both before and after giving effect to (a) the Loans to be made or extended on the Effective Date, (b) the disbursement of the proceeds of such Loans pursuant to the instructions of the Borrower, and (c) the payment and accrual of all transaction costs in connection with the foregoing, the Borrower and its Subsidiaries, taken as a whole, are Solvent.
Section 3.15    Subsidiaries; Borrower Information. Set forth on Schedule 3.15(a) is a complete and accurate list showing, as of the Effective Date, all Subsidiaries of the Borrower. Schedule 3.15(a) sets forth as of the Effective Date the name and jurisdiction of organization of each such Subsidiary, and as to each such Subsidiary, the percentage of each class of Capital Stock owned by the Borrower and each of its Subsidiaries. As of the Effective Date, there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors’

Exhibit 10.5

qualifying shares) of any nature relating to any Capital Stock of the Borrower or any of its Subsidiaries, except as disclosed on Schedule 3.15(a).
(l)    Schedule 3.15(b) sets forth as of the Effective Date the name, address of principal place of business and tax identification number of the Borrower.
Section 3.16    Margin Regulations. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Federal Reserve Board), and no proceeds of any Loan will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock in contravention of Regulation T, U or X of the Federal Reserve Board.
Section 3.17    Investment Company Act. None of the Borrower or any of its Subsidiaries is an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended.
Section 3.18    Insurance. All policies of insurance of any kind or nature of the Borrower or any of its Subsidiaries, including policies of life, fire, theft, product liability, public liability, property damage, other casualty, employee fidelity, workers’ compensation and employee health and welfare insurance, are in full force and effect and are of a nature and provide such coverage as is customarily carried by businesses of the size and character of such Person.
Section 3.19    Foreign Assets Control Regulations, Etc.
(a)    No proceeds of the Loans will be used, directly or indirectly, in violation of the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.
(b)    None of the Borrower or any of its Subsidiaries (i) is, or will become, a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Executive Order No. 13224 on Terrorist Financing, effective September 23, 2001, or (ii) engages or will engage in any dealings or transactions, or is or will be otherwise associated, with any such Person. The Borrower and its Subsidiaries are in compliance, in all material respects, with the Patriot Act and, to the extent requested by any Lender, have provided such information to the Lenders as required by Section 10.19.
(c)    No proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such Act applies to the Borrower and its Subsidiaries.
Section 3.20    Material Contracts. Schedule 3.20 sets forth a complete and accurate list of all Material Contracts.
SECTION 4

CONDITIONS PRECEDENT

Exhibit 10.5

Section 4.1    Conditions to Effectiveness. The effectiveness of this Agreement is subject to the satisfaction (or due waiver in accordance with Section 10.1), prior to or concurrently with the Effective Date, of the following conditions precedent:
(a)    Loan Documents. The Administrative Agent shall have received (i) this Agreement, executed and delivered by a duly authorized officer of the Borrower and the Lenders, and (ii) for the account of each Lender requesting the same, a Note of the Borrower conforming to the requirements set forth herein.
(b)    Fees. The Lenders, the Administrative Agent and the Arrangers shall have received on or before the Effective Date all fees required to be paid, and all expenses for which invoices have been presented (including reasonable fees, disbursements and other charges of counsel to the Administrative Agent) at least one Business Day prior to the Effective Date.
(c)    Borrower Closing Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated the Effective Date, substantially in the form of Exhibit B (Form of Closing Certificate), with (i) a copy of its certificate of formation (or equivalent), certified as of a recent date by the Secretary of State of the State of Delaware, together with a certificate of such official attesting to the good standing of the Borrower, (ii) a certification by the Secretary or Assistant Secretary of the Borrower of the names and true signatures of each officer of the Borrower that has been authorized to execute and deliver any Loan Document or other document required hereunder to be executed and delivered by or on behalf of the Borrower, (iii) the limited liability company agreement (or equivalent) of the Borrower as in effect on the date of such certification, (iv) the resolutions and consent of the Borrower’s Board of Directors approving and authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, and (v) a certification that there has been no change to the certificate of formation (or equivalent) of the Borrower delivered pursuant to clause (i) above.
(d)    PL Midstream Closing Certificates. The Administrative Agent shall have received a certificate of a Responsible Officer of each of PL Midstream and its Subsidiaries dated the Effective Date, with (i) a copy of its certificate of formation (or equivalent), certified as of a recent date by the Secretary of State of the state of its organization, together with a certificate of such official attesting to the good standing of such entity, (ii) the limited liability company agreement (or equivalent) of such entity as in effect on the date of such certification, and (iii) a certification that there has been no change to the certificate of formation (or equivalent) of such entity delivered pursuant to clause (i) above.
(e)    Solvency Certificate. The Administrative Agent and the Lenders shall have received a certification given by the chief financial officer of the Borrower in his or her capacity as such (and not in his or her individual capacity), dated the Effective Date, in the form of Exhibit G (Form of Solvency Certificate).
(f)    Legal Opinion. The Administrative Agent shall have received the legal opinion of Vinson & Elkins LLP, counsel to the Borrower, substantially in the form of Exhibit C (Form of Legal Opinion of Vinson & Elkins LLP).
(g)    Financial Statements. The Administrative Agent shall have received copies of (i) an audited consolidated balance sheet of PL Midstream and its Subsidiaries for the year ending December 31, 2011, and the related audited consolidated statement of income for such year, and (ii) the unaudited consolidated balance sheet of PL Midstream and its Subsidiaries as at June 30, 2012, and the related unaudited consolidated statement of income for the six-month period ended on such date (all such financial statements to be complete and correct in all material respects and to be prepared in reasonable detail and in accordance

Exhibit 10.5

with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein)) and (iii) a pro forma balance sheet of the Borrower and its Subsidiaries as of the Effective Date giving pro forma effect to the Acquisition and the Loans, each in form reasonably acceptable to the Administrative Agent.
(h)    Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower to the effect that the following statements shall be true on the Effective Date, both before and after giving effect to the borrowing of the Loans and to the application of the proceeds thereof:
(i)    the representations and warranties set forth in Section 3 and in the other Loan Documents shall be true and correct in all material respects (other than those representations and warranties that are subject to a materiality qualifier, in which case such representations and warranties shall be true and correct in all respects as written, including the materiality qualifiers) on and as of any such date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (other than those representations and warranties that are subject to a materiality qualifier, in which case such representations and warranties shall be true and correct in all respects as written, including the materiality qualifiers) as of such earlier date;
(ii)    no Default or Event of Default shall have occurred and be continuing;
(iii)    since December 31, 2011, there shall not have been any material adverse change in the business, assets, liabilities, operations or condition (financial or otherwise) of PL Midstream and its Subsidiaries, taken as a whole, the Borrower and its Subsidiaries, taken as a whole, the Borrower Affiliates taken as a whole or the Permitted Investor; and
(iv)    the Administrative Agent has been provided with true, correct and complete copies of the contracts listed on Schedule 3.20.
(i)    Approvals. All governmental and third party approvals necessary in connection with this Agreement, the Acquisition and the transactions contemplated hereby and thereby shall have been obtained and be in full force and effect (other than those third party consents to the Acquisition that are immaterial and that are not required to be delivered prior to the closing of the Acquisition) and all applicable waiting periods with respect thereto shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the Acquisition or the other transactions contemplated by the Loan Documents or otherwise referred to herein or therein.
(j)    Acquisition. The Administrative Agent shall have received evidence reasonably satisfactory to it that the Acquisition shall be consummated on such date pursuant to and in accordance with the provisions of the Equity Purchase Agreement, without giving effect to any waiver, modification or consent thereof that is materially adverse to the interest of the Lenders (as reasonably determined by the Arrangers) unless such waiver, modification or consent has been approved by the Arrangers. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated the Effective Date certifying that the Administrative Agent has been provided with true, correct and complete copies of the Equity Purchase Agreement, together with all schedules, certificates, exhibits, ancillary agreements and other documentation required to be delivered under the Equity Purchase Agreement in connection with the closing of the

Exhibit 10.5

Acquisition, together with all amendments, supplements, waivers or other modifications thereto, including evidence of the receipt of all consents and approvals required pursuant to the terms of the Equity Purchase Agreement.
(k)    Litigation. There shall not be any action, suit, investigation or proceeding pending or threatened in any court or before any arbitrator or governmental authority by or against PL Midstream or any of its Subsidiaries, the Borrower or any of its Subsidiaries, any Borrower Affiliates, or the Permitted Investor, or any of their respective properties, that (a) could reasonably be expected to materially and adversely affect PL Midstream and its Subsidiaries, taken as a whole, the Borrower and its Subsidiaries, taken as a whole, the Borrower Affiliates taken as a whole or the Permitted Investor, or (b) seeks to affect any transaction contemplated hereby or the ability of the Borrower to perform its obligations under this Agreement and the other Loan Documents.
(l)    Ownership Structure. The pro forma capital and ownership structure and the equity holding arrangements of the Borrower and its Subsidiaries (and all agreements relating thereto) will be reasonably satisfactory to the Arrangers.
(m)    Payoff of PL Midstream Credit Agreement. The Administrative Agent shall have received evidence reasonably satisfactory to it that the PL Midstream Credit Agreement has been or is being terminated and paid in full, PL Midstream and its Subsidiaries are released from their obligations under the PL Midstream Credit Agreement and the related loan documents, and all Liens in the assets of PL Midstream and its Subsidiaries securing obligations arising under the PL Midstream Credit Agreement and the related loan documents are being released, in each case concurrently with the Effective Date.
(n)    Payoff of HP Storage Credit Agreement. The Administrative Agent shall have received evidence reasonably satisfactory to it that the HP Storage Credit Agreement has been or is being terminated and paid in full, Boardwalk HP Storage Company, LLC and its Subsidiaries are released from their obligations under the HP Storage Credit Agreement and the related loan documents.
Section 4.2    Determinations of Initial Borrowing Conditions.
For purposes of determining compliance with the conditions specified in Section 4.1, each Lender shall be deemed to have consented to, approved, accepted or be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the initial Borrowing specifying its objection thereto and such Lender shall not have made available to the Administrative Agent such Lender’s Ratable Portion of such Borrowing.
SECTION 5

FINANCIAL COVENANT
The Borrower hereby agrees that so long as any Loan or other amount is owing to any Lender or the Administrative Agent hereunder, the Borrower shall maintain as of the last day of each Fiscal Quarter (commencing with the Fiscal Quarter ending December 31, 2012) a Consolidated Leverage Ratio of not more than (a) from the Effective Date through the Fiscal Quarter ending June 30, 2013, 5.50 to 1.00 and (b) for the Fiscal Quarter ending September 30, 2013 and each Fiscal Quarter ending thereafter, 5.00 to 1.00.

Exhibit 10.5

SECTION 6

AFFIRMATIVE COVENANTS
The Borrower hereby agrees that so long as any Loan or other amount is owing to any Lender or the Administrative Agent hereunder, the Borrower shall and shall cause each of its Subsidiaries to:
Section 6.1    Financial Statements. Furnish to the Administrative Agent and each Lender:
(c)    as soon as available, but in any event within 90 days after the end of each Fiscal Year of the Borrower, a copy of the audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries, as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures as of the end of and for the previous year (provided that for the fiscal year ending December 31, 2012 such audited financial statements shall only be with respect to the period October 1, 2012 through December 31, 2012), reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, by Deloitte & Touche LLP or other independent certified public accountants of nationally recognized standing; and
(d)    as soon as available, but in any event not later than 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries, each as at the end of such Fiscal Quarter and the related unaudited consolidated statements of income and of cash flows for such Fiscal Quarter and the portion of the Fiscal Year through the end of such Fiscal Quarter, setting forth in each case in comparative form the figures as of the end of and for the corresponding period in the previous year, certified by a Responsible Officer of the Borrower as being fairly stated in all material respects (subject to normal year end audit adjustments and the absence of footnotes);
all such financial statements to be complete and correct in all material respects and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).
Section 6.2    Certificates; Other Information. Furnish to the Administrative Agent and each Lender, or, in the case of clause (f) below, to the relevant Lender:
(e)    concurrently with the delivery of the financial statements referred to in Section 6.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate (it being understood that such certificate shall be limited to the items that independent certified public accountants are permitted to cover in such certificates pursuant to their professional standards and customs of the profession);
(f)    concurrently with the delivery of any financial statements pursuant to Section 6.1(a) or (b), (i) a certificate of a Responsible Officer of the Borrower stating that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) a compliance certificate of a Responsible Officer of the Borrower containing all information and calculations necessary for determining compliance by the Borrower with Section 5 of this Agreement as of the last day of the Fiscal Quarter or Fiscal Year of the Borrower, as the case may be;

Exhibit 10.5

(g)    as soon as possible and in any event within ten days of obtaining knowledge thereof, notice of any development, event, or condition that, individually or in the aggregate with other developments, events or conditions, could reasonably be expected to result in a Material Adverse Effect; and
(h)    promptly, such additional financial and other information as any Lender may from time to time reasonably request.
Section 6.3    Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be, or the failure to pay, discharge or otherwise satisfy could not reasonably be expected to have a Material Adverse Effect.
Section 6.4    Compliance with Laws and Contractual Obligations; Conduct of Business; Maintenance of Existence, etc. (a)  (i) Preserve, renew and keep in full force and effect its corporate or other existence and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 7.5 and except, in the case of clause (ii) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (b) comply with all Contractual Obligations and Requirements of Law, except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 6.5    Maintenance of Property; Insurance. (a)  Keep all Property and systems useful and necessary in its business in good working order and condition, ordinary wear and tear excepted and (b) maintain with financially sound and reputable insurance companies insurance on all its Property in at least such amounts (subject to customary deductibles) and against at least such risks (but including in any event public liability and business interruption) as are usually insured against in the same general area by companies of similar size engaged in the same or a similar business.
Section 6.6    Inspection of Property; Books and Records; Discussions. (a)  Keep proper books of records and accounts in which full, true and correct entries in conformity in all material respects with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and (b) upon reasonable prior notice, permit representatives of the Administrative Agent or any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records, at any reasonable time and as often as may reasonably be desired (provided that, unless an Event of Default shall have occurred and be continuing, only one such visit may be made by any Lender in each Fiscal Year at the Borrower’s expense) and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers and employees of the Borrower and its Subsidiaries and with their independent certified public accountants.
Section 6.7    Notices. Promptly give notice to the Administrative Agent and each Lender of:
(a)    the occurrence of any Default or Event of Default, as soon as possible and in any event, within 5 Business Days after the Borrower knows or has reason to know thereof;
(b)    any (i) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between

Exhibit 10.5

the Borrower or any of its Subsidiaries and any Governmental Authority, that, in either case, if not cured, could reasonably be expected to have a Material Adverse Effect; and
(c)    the following events, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof: (i) the occurrence of any material Reportable Event with respect to any Single Employer Plan, a failure by Borrower or any Commonly Controlled Entity to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal by Borrower or any Commonly Controlled Entity from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan, (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan, or (iii) the termination of any Single Employer Plan, other than a standard termination under Section 4041(b) of ERISA.
Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower or the relevant Subsidiary proposes to take with respect thereto.
Section 6.8    Environmental Laws. Comply with all applicable Environmental Laws, and obtain and comply with any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, except where the failure to so comply could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 6.9    Payment of Taxes, Etc. Pay and discharge before the same shall become delinquent, all lawful governmental claims, taxes, assessments, charges and levies, except where contested in good faith, by proper proceedings and adequate reserves therefor have been established on the books of the Borrower or the appropriate Subsidiary in conformity with GAAP or where the failure to pay could not reasonably be expected to have a Material Adverse Effect.
Section 6.10    Use of Proceeds. Use the entire amount of the proceeds of the Loans as provided in Section 3.11.
SECTION 7

NEGATIVE COVENANTS
The Borrower hereby agrees that, so long as any Loan or any other amount is owing to any Lender or the Administrative Agent hereunder, the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:
Section 7.1    Limitations on Indebtedness.
Permit the Borrower or any of the Borrower’s Subsidiaries to create, incur, assume or suffer to exist any Indebtedness, except for the following:
(i)    Indebtedness of the Borrower and the Borrower’s Subsidiaries outstanding on the date hereof and listed on Schedule 7.1;
(j)    Indebtedness arising from intercompany loans among the Borrower and its Subsidiaries; provided, however, that, in the case of intercompany loans to Subsidiaries, the Investment in such intercompany loan to such Subsidiary is permitted under Section 7.3;

Exhibit 10.5

(k)    Indebtedness of the Borrower and the Borrower’s Subsidiaries arising from loans and advances made by the Permitted Investor, the MLP or any Subsidiary of the MLP, provided that the aggregate outstanding principal amount at any time of all such loans and advances shall not exceed $10,000,000;
(l)    Unsecured Indebtedness of the Borrower, provided that the Net Debt Proceeds of such Indebtedness are applied to prepay the Loans pursuant to Section 2.8; and
(m)    purchase money Indebtedness and Capital Lease Obligations of the Borrower and its Subsidiaries if, at the time of incurring such Indebtedness and after giving effect thereto, (i) the Borrower shall be in pro forma compliance with the financial covenant in Section 5, in each case determined as of the last day of the most recently ended Fiscal Quarter of the Borrower for which financial statements have been delivered to the Administrative Agent pursuant to Sections 6.1(a) or (b), as applicable, (ii) no Default or Event of Default shall have occurred and be continuing, and (iii) the aggregate principal amount of all such Indebtedness of the Borrower and its Subsidiaries outstanding at any time does not exceed $25,000,000.
Section 7.2    Limitations upon Liens. Create, incur, assume or suffer to exist any Lien upon any its Property, whether now owned or hereafter acquired, except for the following:
(a)    Liens with respect to the payment of taxes, assessments or governmental charges in each case that are not yet due or that are being contested in good faith by appropriate proceedings and, if being contested, with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP;
(b)    Liens of landlords arising by statute and liens of suppliers, mechanics, carriers, materialmen, warehousemen or workmen and other similar Liens, in each case (i) imposed by law or arising in the ordinary course of business, (ii) for amounts not yet due or that are being contested in good faith by appropriate proceedings and (iii) if being contested, with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP;
(c)    Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other types of social security benefits or to secure the performance of bids, tenders, sales, contracts (other than for the repayment of borrowed money) and surety, appeal, customs or performance bonds;
(d)    encumbrances arising by reason of zoning restrictions, easements, licenses, reservations, covenants, rights-of-way (including for pipeline purposes), utility easements, building restrictions, oil and gas leases, mineral reservations, mineral conveyances, mineral interests, water rights, agreements and other similar encumbrances on the use of real property not materially detracting from the value of such real property or not materially interfering with the ordinary conduct of the business conducted and proposed to be conducted at such real property;
(e)    encumbrances arising under leases or subleases of real property that do not, in the aggregate, materially detract from the value of such real property or interfere with the ordinary conduct of the business conducted and proposed to be conducted at such real property;
(f)    financing statements with respect to a lessor’s rights in and to personal property leased to such Person in the ordinary course of such Person’s business other than through a Capital Lease;

Exhibit 10.5

(g)    Liens arising out of judgments and decrees not resulting in an Event of Default under Section 8.1(h);
(h)    Liens arising by virtue of any statutory or common law provision relating to (i) banker’s liens, rights of set-off or similar rights and (ii) Liens of depository or collecting banks on items in collection and any accompanying documents or the proceeds thereof;
(i)    licenses or sublicenses of intellectual property granted in the ordinary course of business;
(j)    Liens on securities that are the subject of repurchase agreements constituting cash equivalent investments;
(k)    the Liens listed on Schedule 7.2 which are to be released on or about the Effective Date, so long as (i) the full principal amount and all other obligations secured thereby have been paid in full, (ii) there remains no commitment to extend credit under the respective facilities and (iii) the respective facilities have been terminated; and
(l)    (i) if the Borrower is not a Subsidiary of the MLP, any other Lien if, at the time of, and after giving effect to, the creation or assumption of such Lien, the aggregate amount of all Indebtedness of the Borrower and its Subsidiaries secured by all such Liens do not exceed $25,000,000 and (ii) if the Borrower is a Subsidiary of the MLP, any other Lien if, at the time of, and after giving effect to, the creation or assumption of such Lien, the aggregate amount of all Indebtedness of the Borrower and its Subsidiaries secured by all such Liens do not exceed 10% of the Consolidated Net Tangible Assets of the Borrower and its Subsidiaries.
Section 7.3    Limitation on Investments. Make or maintain, directly or indirectly, any Investment in any Subsidiary that is not a Wholly Owned Subsidiary or any Joint Venture if any such Subsidiary or Joint Venture is subject to any Contractual Obligation restricting or limiting (other than any such restriction or limitation contained in the Constituent Documents of any such Person that subjects the payment of dividends or the making of other distributions to the discretion of the Board of Directors of such Person or permits dividends or distributions only to the extent of available cash (as defined in such Constituent Document)) the payment of dividends or the making of other distributions to the Borrower, except (a) Investments in any such Subsidiary or Joint Venture in an aggregate amount not to exceed $100,000,000 and (b) Investments in any Joint Venture with a credit rating for such Joint Venture’s long-term senior unsecured non-credit enhanced debt of at least BBB- by S&P or Baa3 by Moody’s or an equivalent rating from Fitch Ratings Ltd.
Section 7.4    Limitation on Sale and Lease-Back Transactions. Enter into any arrangement with any Person providing for the leasing by the Borrower or any of its Subsidiaries of real or personal property which has been or is to be sold or transferred by the Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or such Subsidiary (each a “Sale and Lease-Back Transactions”), except the Borrower and its Subsidiaries may enter into, create, assume and suffer to exist Sale and Lease-Back Transactions if at the time of, and after giving effect to, such Sale and Lease-Back Transaction, the aggregate fair market value of all properties covered by Sale and Lease-Back Transactions does not exceed $100,000,000.
Section 7.5    Fundamental Changes. Merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one

Exhibit 10.5

transaction or in a series of transactions) all or substantially all of its assets, or all or substantially all of the stock of any of its Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, (i) any Person may merge into the Borrower or a Wholly Owned Subsidiary of the Borrower in a transaction in which the Borrower or such Wholly Owned Subsidiary, as applicable, is the surviving entity, (ii) any Subsidiary may merge into any Subsidiary in a transaction in which the surviving entity is a Subsidiary, (iii) any Subsidiary may sell, transfer, lease or otherwise dispose of all or substantially all of its assets to the Borrower or to another Subsidiary and (iv) any Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders.
Section 7.6    Restricted Payments. Declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment if either (i) an Event of Default or Default shall have occurred and be continuing at the date of declaration or payment thereof or would result therefrom (except that any Subsidiary may make Restricted Payments to the Borrower or any other wholly-owned Subsidiary at any time) or (ii) such Restricted Payment is prohibited under the terms of any Indebtedness (other than the Obligations) of, or Requirements of Law applicable to, the Borrower or any of its Subsidiaries.
Section 7.7    Limitation on Restrictions on Subsidiary Distributions. Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of the Borrower to (a) make Restricted Payments in respect of any Capital Stock of such Subsidiary held by, or pay any Indebtedness owed to, the Borrower or any other Subsidiary of the Borrower, (b) make Investments in the Borrower or any other Subsidiary of the Borrower or (c) transfer any of its assets to the Borrower or any other Subsidiary, except for (i) such encumbrances or restrictions existing under or by reason of any restrictions existing under the Loan Documents and (ii) encumbrances or restrictions contained in, or existing by reasons of, any agreement or instrument (A) relating to property existing at the time of the acquisition thereof, so long as the encumbrance or restriction relates only to the property so acquired, (B) relating to any Indebtedness of any Subsidiary at the time such Subsidiary was merged or consolidated with or into, or acquired by, the Borrower or a Subsidiary or became a Subsidiary, which encumbrance or restriction is not applicable to any Person, or any properties or assets of any Person, other than such Subsidiary or the properties or assets of such Subsidiary and is not created in contemplation thereof, (C) effecting a renewal, extension, or refinancing (or successive extensions, renewals or refinancings) of Indebtedness issued under an agreement referred to in clauses (A) or (B) above, so long as the encumbrances or restrictions contained in any such renewal, extension, or refinancing agreement are not materially more restrictive than the encumbrances or restrictions contained in the original agreement, (D) constituting restrictions on the sale or other disposition of any property as a result of a Lien on such property permitted hereunder, (E) with respect to clause (c) above only, constituting provisions contained in agreements or instruments relating to Indebtedness permitted hereunder that prohibit the transfer of all or substantially all of the assets of the obligor under that agreement or instrument unless the transferee assumes the obligations of the obligor under such agreement or instrument or such assets may be transferred subject to such prohibition, (F) constituting any encumbrance or restriction with respect to property under an agreement that has been entered into for the disposition of such property, provided that such disposition is otherwise permitted hereunder and (G) constituting any encumbrance or restriction contained in the Constituent Documents of any Subsidiary that subjects the payment of dividends or the making of other distributions to the discretion of the Board of Directors of such Subsidiary or permits dividends or distributions only to the extent of available cash (as defined in such Constituent Document).
Section 7.8    Limitation on Transactions with Affiliates. Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property, the rendering of any service or the

Exhibit 10.5

payment of any management, advisory or similar fees, with any Affiliate (other than the Borrower or a Wholly Owned Subsidiary of the Borrower), except for the following:
(g)    any transaction that is (i) otherwise permitted under this Agreement and (ii) upon terms that, taken as a whole, are not less favorable to the Borrower or such Subsidiary, as the case may be, than it could reasonably expect to obtain in a comparable arm’s length transaction with a Person that is not an Affiliate;
(h)    so long as no Event of Default shall have occurred and be continuing at the time such transaction is entered into, any transaction that is (i) otherwise permitted under this Agreement and (ii) not material to the Borrower and its Subsidiaries taken as a whole (without any requirement that such transaction be upon terms that, taken as a whole, are not less favorable to the Borrower or such Subsidiary, as the case may be, than it could reasonably expect to obtain in a comparable arm’s length transaction with a Person that is not an Affiliate);
(i)    Restricted Payments otherwise permitted by this Agreement;
(j)    any Indebtedness permitted under Section 7.1(c);
(k)    the transactions set forth on Schedule 7.8 (or any renewal thereof with terms not less advantageous to the Administrative Agent and the Lenders than those in the original transaction); and
(l)    so long as no Event of Default shall exist or occur as a result thereof, the issuance by the Borrower of Capital Stock to any Affiliate (other than to any Subsidiary of the Borrower).
Section 7.9    Limitation on Lines of Business. Enter into any business, either directly or through any Subsidiary of the Borrower, except for those businesses in which the Borrower and its Subsidiaries are engaged on the Effective Date and reasonable extensions thereof.
Section 7.10    Accounting Changes; Fiscal Year. Change its (a) accounting treatment and reporting practices or tax reporting treatment, except as required by GAAP or any Requirement of Law and disclosed to the Lenders and the Administrative Agent or (b) Fiscal Year or Fiscal Quarters, except with the consent of the Administrative Agent; provided, however, that the Borrower shall enter into such amendments to this Agreement as the Administrative Agent shall request to reflect such change in its Fiscal Year or Fiscal Quarters, as applicable, such that the applicable provisions of this Agreement affected by such change shall have the same effect (or, in any case, be substantively no less favorable to the Lenders, in the determination of the Administrative Agent) after giving effect thereto as if such change were not made.
Section 7.11    Limitation on Modification of Constituent Documents. Modify or amend its Constituent Documents, except for modifications and amendments that (a) could not reasonably be expected to have a Material Adverse Effect and (b) do not materially and adversely affect the interests of the Administrative Agent and the Lenders under the Loan Documents.

SECTION 8

EVENTS OF DEFAULT
Section 8.1    Events of Default. If any of the following events shall occur and be continuing:

Exhibit 10.5

(m)    The Borrower shall fail to pay any principal of any Loan when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan or any other amount payable hereunder or under any other Loan Document, within three Business Days after any such interest or other amount becomes due in accordance with the terms hereof or thereof; or
(n)    Any representation or warranty made or deemed made by the Borrower herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made or furnished; or
(o)    The Borrower shall default in the observance or performance of any covenant or agreement contained in Section 5, Section 6.4(a) (with respect to the Borrower’s existence only), Section 6.7(a), Section 6.10 or Section 7; or
(p)    The Borrower shall default in the observance or performance of any other covenant or agreement contained in this Agreement or any other Loan Document to be performed by it (other than as provided in clauses (a) through (c) of this Section 8.1), and such default shall continue unremedied for a period of 30 days after the earlier of (i) the date on which a Responsible Officer of the Borrower becomes aware of such default and (ii) the date on which written notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender; or
(q)    (i) The Borrower or any Borrower Affiliate shall fail to make any payment on any Indebtedness of the Borrower or any Borrower Affiliate (other than the Obligations) or any Guarantee Obligation in respect of Indebtedness of any other Person, and, in each case, such failure relates to Indebtedness having a principal amount of $25,000,000 or more, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure continues beyond any period of grace provided with respect thereto, (ii) any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness, if the effect of such event or condition is to accelerate the maturity of such Indebtedness, (iii) any other event shall occur (other than default in the observance of reporting and notice covenants) or condition shall exist under any agreement or instrument relating to any such Indebtedness, if the effect of such event or condition is to permit the acceleration of the maturity of such Indebtedness or (iv) any such Indebtedness shall become or be declared to be due and payable, or be required to be prepaid or repurchased (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or
(r)    (i) The Borrower or any Borrower Affiliate shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any Borrower Affiliate shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any Borrower Affiliate any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (iii) there shall be commenced against the Borrower or any Borrower Affiliate any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results

Exhibit 10.5

in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (iv) the Borrower or any Borrower Affiliate shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower or any Borrower Affiliate shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or
(s)    (i) Any Person shall engage in any “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Single Employer Plan which has not been corrected within the taxable period as defined in §4975 of the Code, (ii) any Single Employer Plan shall fail to meet the minimum funding standards under Sections 412 or 430 of the Code or Sections 302 or 303 of ERISA, or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan under Section 4041(c) or 4042 of ERISA, (iv) any Single Employer Plan shall terminate under Section 4041(c) or 4042 of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders shall be likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan with respect to which the Borrower or any Commonly Controlled Entity incurs or is likely to incur liability under Title IV of ERISA; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or
(t)    One or more judgments or decrees shall be entered against the Borrower or any Borrower Affiliate involving, for the Borrower and the Borrower Affiliates taken as a whole, a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of $25,000,000 or more (or in the case of a non-monetary judgment, having a Material Adverse Effect), and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or
(u)    Any Change of Control shall occur; or
(v)    Any material provision of any Loan Document after delivery thereof shall for any reason fail or cease to be valid and binding on, or enforceable against, the Borrower or the Borrower shall so state in writing;
then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above, automatically the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents shall immediately become due and payable, and (B) if such event is any other Event of Default, then with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable.
SECTION 9

THE AGENTS

Exhibit 10.5

Section 9.1    Authorization and Action.
(c)    Each Lender hereby appoints Citibank, N.A. as the Administrative Agent hereunder and each Lender authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent under such agreements and to exercise such powers as are reasonably incidental thereto. Without limiting the foregoing, each Lender hereby authorizes the Administrative Agent to execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Administrative Agent is a party, to exercise all rights, powers and remedies that the Administrative Agent may have under such Loan Documents.
(d)    As to any matters not expressly provided for by this Agreement and the other Loan Documents (including enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders; provided, however, that the Administrative Agent shall not be required to take any action that (i) the Administrative Agent in good faith believes exposes it to personal liability unless the Administrative Agent receives an indemnification satisfactory to it from the Lenders with respect to such action or (ii) is contrary to this Agreement or applicable law. The Administrative Agent agrees to give to each Lender prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement or the other Loan Documents.
(e)    In performing its functions and duties hereunder and under the other Loan Documents, the Administrative Agent is acting solely on behalf of the Lenders except to the limited extent provided in 2.6(b), and its duties are entirely administrative in nature. The Administrative Agent does not assume and shall not be deemed to have assumed any obligation other than as expressly set forth herein and in the other Loan Documents or any other relationship as the agent, fiduciary or trustee of or for any Lender or holder of any other Obligation. The Administrative Agent may perform any of its duties under any Loan Document by or through its agents or employees.
Section 9.2    Administrative Agent’s Reliance, Etc. None of the Administrative Agent, any of its Affiliates or any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it, him, her or them under or in connection with this Agreement or the other Loan Documents, except for its, his, her or their own gross negligence or willful misconduct. Without limiting the foregoing, the Administrative Agent (a) may treat the payee of any Note as its holder until such Note has been assigned in accordance with Section 10.2, (b) may rely on the Register to the extent set forth in Section 2.6, (c) may consult with legal counsel (including counsel to the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (d) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made by or on behalf of the Borrower or any of the Borrower’s Subsidiaries in or in connection with this Agreement or any other Loan Document, (e) shall not have any duty to ascertain or to inquire either as to the performance or observance of any term, covenant or condition of this Agreement or any other Loan Document, as to the financial condition of the Borrower or any of its Subsidiaries or as to the existence or possible existence of any Default or Event of Default, (f) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the attachment, perfection or priority of any Lien created or purported to be created under or in connection with, this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto or thereto and (g) shall incur no liability under or in respect of this Agreement or any other Loan Document

Exhibit 10.5

by acting upon any notice, consent, certificate or other instrument or writing (which writing may be a telecopy or electronic mail) or any telephone message believed by it to be genuine and signed or sent by the proper party or parties.
Section 9.3    Posting of Approved Electronic Communications.
(c)    Each of the Lenders and the Borrower agree that the Administrative Agent may, but shall not be obligated to, make the Approved Electronic Communications available to the Lenders by posting such Approved Electronic Communications on DebtDomain or a substantially similar electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic Platform”).
(d)    Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a dual firewall and a User ID/Password Authorization System) and the Approved Electronic Platform is secured through a single-user-per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders and the Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution. In consideration for the convenience and other benefits afforded by such distribution and for the other consideration provided hereunder, the receipt and sufficiency of which is hereby acknowledged, each of the Lenders and the Borrower hereby approves distribution of the Approved Electronic Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution.
(e)    THE APPROVED ELECTRONIC PLATFORM AND THE APPROVED ELECTRONIC COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE”. NONE OF THE ADMINISTRATIVE AGENT OR ANY OF ITS AFFILIATES OR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ADVISORS OR REPRESENTATIVES (THE “AGENT AFFILIATES”) WARRANT THE ACCURACY, ADEQUACY OR COMPLETENESS OF THE APPROVED ELECTRONIC COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM AND EACH EXPRESSLY DISCLAIMS LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM AND THE APPROVED ELECTRONIC COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE AGENT AFFILIATES IN CONNECTION WITH THE APPROVED ELECTRONIC PLATFORM OR THE APPROVED ELECTRONIC COMMUNICATIONS.
(f)    Each of the Lenders and the Borrower agree that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Approved Electronic Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally-applicable document retention procedures and policies.
Section 9.4    The Administrative Agent Individually. With respect to its Ratable Portion, Citibank, N.A. shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms “Lenders”, “Required Lenders” and any similar terms shall, unless the context clearly otherwise indicates, include,

Exhibit 10.5

without limitation, the Administrative Agent in its individual capacity as a Lender or as one of the Required Lenders. Citibank, N.A. and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with, the Borrower or any of its Subsidiaries as if Citibank, N.A. were not acting as the Administrative Agent.
Section 9.5    Lender Credit Decision. Each Lender acknowledges that it shall, independently and without reliance upon the Administrative Agent or any other Lender, conduct its own independent investigation of the financial condition and affairs of the Borrower and each of its Subsidiaries in connection with the making and continuance of the Loans. Each Lender also acknowledges that it shall, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and other Loan Documents. Except for documents expressly required by any Loan Document to be transmitted by the Administrative Agent to the Lenders, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower or any of its Subsidiaries or any Affiliate thereof that may come into the possession of the Administrative Agent or any Affiliate thereof or any employee or agent of any of the foregoing.
Section 9.6    Indemnification. Each Lender agrees to indemnify the Administrative Agent and each of its Affiliates, and each of their respective directors, officers, employees, agents and advisors (to the extent not reimbursed by the Borrower), from and against such Lender’s aggregate Ratable Portion of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements (including fees, expenses and disbursements of financial and legal advisors) of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against, the Administrative Agent or any of its Affiliates, directors, officers, employees, agents and advisors in any way relating to or arising out of this Agreement or the other Loan Documents or any action taken or omitted by the Administrative Agent under this Agreement or the other Loan Documents; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s or such Affiliate’s gross negligence or willful misconduct. Without limiting the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its Ratable Portion of any out-of-pocket expenses (including fees, expenses and disbursements of financial and legal advisors) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of its rights or responsibilities under, this Agreement or the other Loan Documents, to the extent that the Administrative Agent is not reimbursed for such expenses by the Borrower.
Section 9.7    Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, selected from among the Lenders. In either case, such appointment shall be subject to the prior written approval of the Borrower (which approval may not be unreasonably withheld and shall not be required upon the occurrence and during the continuance of an Event of Default). Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this

Exhibit 10.5

Agreement and the other Loan Documents. Prior to any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the retiring Administrative Agent shall take such actions as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents. After such resignation, the retiring Administrative Agent shall continue to have the benefit of this Section 9 as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.
Section 9.8    The Arrangers; the Co-Syndication Agents; No Fiduciary Duty. Except as expressly set forth herein, none of the Arrangers or the Co-Syndication Agents, in their respective capacities as such, shall have any duties or responsibilities, and shall incur no liability, under this Agreement and the other Loan Documents. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a) (i) no fiduciary, advisory or agency relationship between the Borrower and its Subsidiaries and any Agent, any Arranger or any Lender is intended to be or has been created in respect of the transactions contemplated hereby or by the other Loan Documents, irrespective of whether any Agent, any Arranger or any Lender has advised or is advising the Borrower or any Subsidiary on other matters, (ii) the arranging and other services regarding this Agreement provided by the Agents, the Arrangers and the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Agents, the Arrangers and the Lenders, on the other hand, (iii) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent that it has deemed appropriate and (iv) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; and (b) (i) each of the Agents, the Arrangers and the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person; (ii) none of the Agents, the Arrangers or the Lenders has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Agents, the Arrangers and the Lenders and their respective Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of the Agents, the Arrangers or the Lenders has any obligation to disclose any of such interests to the Borrower or its Affiliates.  To the fullest extent permitted by Law, the Borrower hereby waives and releases any claims that it may have against the Agents, the Arrangers and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.
SECTION 10

MISCELLANEOUS
Section 10.1    Amendments, Waivers, Etc.
(d)    No amendment or waiver of any provision of this Agreement or any other Loan Document nor consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be in writing and (x) in the case of any such waiver or consent, signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and (y) in the case of any other amendment, by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and the Borrower, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent

Exhibit 10.5

shall, unless in writing and signed by each Lender directly affected thereby, in addition to the Required Lenders (or the Administrative Agent with the consent thereof), do any of the following:
(i)    waive any condition specified in Section 4.1, except with respect to a condition based upon another provision hereof, the waiver of which requires only the concurrence of the Required Lenders and, in the case of the conditions specified in Section 4.1, subject to the provisions of Section 4.2;
(ii)    increase the Commitment of such Lender or subject such Lender to any additional obligation;
(iii)    extend the scheduled final maturity of any Loan owing to such Lender or the Maturity Date, or waive, reduce or postpone any scheduled date fixed for the payment or reduction of principal or interest of any such Loan or fees owing to such Lender or waive any such payment (it being understood that Section 2.8 does not provide for scheduled dates fixed for payment);
(iv)    reduce, or release the Borrower from its obligations to repay, the principal amount of any Loan owing to such Lender (other than by the payment or prepayment thereof);
(v)    reduce the rate of interest on any Loan outstanding and owing to such Lender or any fee payable hereunder to such Lender;
(vi)    change the aggregate Ratable Portions of Lenders required for any or all Lenders to take any action hereunder;
(vii)    release the Borrower from its payment obligation to such Lender under this Agreement or the Notes owing to such Lender (if any); or
(viii)    amend Section 10.7, this Section 10.1 or either definition of the terms “Required Lenders” or “Ratable Portion”
and provided, further, that (y) no amendment to the definition of Required Lenders shall be effective, unless in writing and signed by all of the Lenders and (z) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or the other Loan Documents; and provided, further, that the Administrative Agent may, with the consent of the Borrower, amend, modify or supplement this Agreement to cure any ambiguity, omission, defect or inconsistency, so long as such amendment, modification or supplement does not adversely affect the rights of any Lender; and provided, further, that the Borrower and the Administrative Agent may enter into any amendment contemplated by Section 7.10 without the consent of any Lender.
(e)    The Administrative Agent may, but shall have no obligation to, with the written concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of such Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.
Section 10.2    Assignments and Participations.

Exhibit 10.5

(g)    Each Lender may sell, transfer, negotiate or assign to one or more Eligible Assignees all or a portion of its rights and obligations hereunder (including all of its rights and obligations with respect to the Loans); provided, however, that (i) the aggregate amount being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event (if less than the assignor’s entire interest) be less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof, except, in either case, (A) with the consent of the Borrower and the Administrative Agent or (B) if such assignment is being made to a Lender or an Affiliate or Approved Fund of such Lender, and (ii) if such Eligible Assignee is not, prior to the date of such assignment, a Lender or an Affiliate or Approved Fund of a Lender, such assignment shall be subject to the prior consent of the Administrative Agent and the Borrower (which consents shall not be unreasonably withheld or delayed); and provided further, that, notwithstanding any other provision of this Section 10.2, the consent of the Borrower shall not be required for any assignment occurring when any Event of Default shall have occurred and be continuing; and provided further that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 5 Business Days after having received a written request to provide its consent to such assignment.
(h)    The parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note (if the assigning Lender’s Loans are evidenced by a Note) subject to such assignment. Upon the execution, delivery, acceptance and recording in the Register of any Assignment and Acceptance and, other than in respect of assignments made pursuant to Section 2.17, the receipt by the Administrative Agent from the assignee of an assignment fee in the amount of $3,500 (which assignment fee the Administrative Agent may, in its sole discretion, waive in the case of any assignment), from and after the effective date specified in such Assignment and Acceptance, (i) the assignee thereunder shall become a party hereto and, to the extent that rights and obligations under the Loan Documents have been assigned to such assignee pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and thereunder, (ii) the Notes (if any) corresponding to the Loans assigned thereby shall be transferred to such assignee by notation in the Register and (iii) the assignor thereunder shall, to the extent that rights and obligations under this Agreement have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except for those surviving the payment in full of the Obligations) and be released from its obligations under the Loan Documents, other than those relating to events or circumstances occurring prior to such assignment (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under the Loan Documents, such Lender shall cease to be a party hereto).
(i)    The Administrative Agent shall maintain at its address referred to in Section 10.8 a copy of each Assignment and Acceptance delivered to and accepted by it and shall record in the Register the names and addresses of the Lenders and the principal amount of the Loans owing to each Lender from time to time. Any assignment pursuant to this Section 10.2 shall not be effective until such assignment is recorded in the Register.
(j)    Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, the Administrative Agent shall, if such Assignment and Acceptance has been completed, (i) accept such Assignment and Acceptance, (ii) record or cause to be recorded the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. Within five Business Days after the Borrower’s receipt of such notice, the Borrower, at their own expense, shall, if requested by such assignee, execute and deliver to the Administrative Agent new Notes to such assignee in an amount equal to the Loans assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has surrendered any Note for exchange in connection with the assignment and has Loans hereunder, new Notes to the assigning

Exhibit 10.5

Lender in an amount equal to the Loans retained by it hereunder. Such new Notes shall be dated the same date as the surrendered Notes and be in substantially the form of Exhibit E (Form of Note).
(k)    In addition to the other assignment rights provided in this Section 10.2, without notice to or consent of the Administrative Agent or the Borrower, each Lender may pledge or assign, as collateral or otherwise, any of its rights under this Agreement, whether now owned or hereafter acquired (including rights to payments of principal or interest on the Loans), including any pledge or assignment to secure its obligations to any Federal Reserve Bank (pursuant to Regulation A of the Federal Reserve Board).
(l)    Each Lender may sell participations to one or more Persons in or to all or a portion of its rights and obligations under the Loan Documents (including all its rights and obligations with respect to the Loans). The terms of such participation shall not, in any event, require the participant’s consent to any amendments, waivers or other modifications of any provision of any Loan Documents, the consent to any departure by the Borrower therefrom, or to the exercising or refraining from exercising any powers or rights such Lender may have under or in respect of the Loan Documents (including the right to enforce the obligations of the Borrower), except if any such amendment, waiver or other modification or consent would reduce the amount, or postpone any date fixed for payment of any amount (whether of principal, interest or fees), payable to such participant under the Loan Documents, to which such participant would otherwise be entitled under such participation. In the event of the sale of any participation by any Lender, (w) such Lender’s obligations under the Loan Documents shall remain unchanged, (x) such Lender shall remain solely responsible to the other parties for the performance of such obligations, (y) such Lender shall remain the holder of such Obligations for all purposes of this Agreement and (z) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Each participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 as if it were a Lender; provided, however, that anything herein to the contrary notwithstanding, the Borrower shall not, at any time, be obligated to make under Sections 2.14, 2.15 or  2.16 to the participants in the rights and obligations of any Lender (together with such Lender) any payment in excess of the amount the Borrower would have been obligated to pay to such Lender in respect of such interest had such participation not been sold and provided, further, that such participant in the rights and obligations of such Lender shall have no direct right to enforce any of the terms of this Agreement against the Borrower, the Administrative Agent or the other Lenders. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans, or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
Section 10.3    Costs and Expenses.
(d)    The Borrower agrees upon demand to pay, or reimburse the Administrative Agent for, all of the Administrative Agent’s reasonable out-of-pocket audit, legal, appraisal, valuation, filing, document duplication and reproduction and investigation expenses and for all other reasonable out-of-pocket

Exhibit 10.5

costs and expenses of every type and nature (including the reasonable fees, expenses and disbursements of the Administrative Agent’s counsel, local legal counsel, auditors, accountants, appraisers, printers, insurance and environmental advisors, and other consultants and agents) incurred by the Administrative Agent in connection with any of the following: (i) the Administrative Agent’s audit and investigation of the Borrower and its Subsidiaries in connection with the preparation, negotiation or execution of any Loan Document or the Administrative Agent’s periodic audits of the Borrower or any of its Subsidiaries, as the case may be, (ii) the preparation, negotiation, execution or interpretation of this Agreement (including, without limitation, the satisfaction or attempted satisfaction of any condition set forth in Section 4), any Loan Document or any proposal letter or commitment letter issued in connection therewith, or the making of the Loans hereunder, (iii) the ongoing administration of this Agreement and the Loans, including consultation with attorneys in connection therewith and with respect to the Administrative Agent’s rights and responsibilities hereunder and under the other Loan Documents, (iv) the protection, collection or enforcement of any Obligation or the enforcement of any Loan Document, (v) the commencement, defense or intervention in any court proceeding relating in any way to the Obligations, the Borrower, any of the Borrower’s Subsidiaries, this Agreement or any other Loan Document, (vi) the response to, and preparation for, any subpoena or request for document production with which the Administrative Agent is served or deposition or other proceeding in which the Administrative Agent is called to testify, in each case, relating in any way to the Obligations, the Borrower, any of the Borrower’s Subsidiaries, this Agreement or any other Loan Document or (vii) any amendment, consent, waiver, assignment, restatement, or supplement to any Loan Document or the preparation, negotiation and execution of the same; provided, however, that the Borrower shall not have any liability under subclauses (v) and (vi) of this Section 10.3(a) with respect to any costs and expenses that has resulted from the bad faith, gross negligence or willful misconduct of the Administrative Agent or the material breach in bad faith by the Administrative Agent of its obligations under this Agreement, as determined by a court of competent jurisdiction in a final non-appealable judgment or order.
(e)    The Borrower further agrees to pay or reimburse the Administrative Agent and each of the Lenders upon demand for all out-of-pocket costs and expenses, including attorneys’ fees (including allocated costs of internal counsel and costs of settlement), incurred by the Administrative Agent or such Lenders in connection with any of the following: (i) in enforcing any Loan Document or Obligation or exercising or enforcing any other right or remedy available by reason of an Event of Default, (ii) in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a “work-out” or in any insolvency or bankruptcy proceeding, (iii) in commencing, defending or intervening in any litigation or in filing a petition, complaint, answer, motion or other pleadings in any legal proceeding relating to the Obligations, the Borrower, any of the Borrower’s Subsidiaries and related to or arising out of the transactions contemplated hereby or by any other Loan Document or (iv) in taking any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) described in clause (i), (ii) or (iii) above; provided, however, that the Borrower shall not have any liability under clause (iii) of this Section 10.3(b) to the Administrative Agent or any Lender with respect to any costs and expenses that have resulted from the bad faith, gross negligence or willful misconduct of the Administrative Agent or such Lender, as applicable, or the material breach in bad faith by the Administrative Agent or such Lender, as applicable, of its obligations under this Agreement, as determined by a court of competent jurisdiction in a final non-appealable judgment or order.
Section 10.4    Indemnities.
(h)    The Borrower agrees to indemnify and hold harmless each Agent, each Arranger, each Lender and each of their respective Affiliates, and each of the directors, officers, employees, agents, trustees, representatives, attorneys, consultants and advisors of or to any of the foregoing (including those retained in connection with the satisfaction or attempted satisfaction of any condition set forth in Section

Exhibit 10.5

4) (each such Person being an “Indemnitee”) from and against any and all claims, damages, liabilities, obligations, losses, penalties, actions, judgments, suits, costs, disbursements and expenses, joint or several, of any kind or nature (including fees, disbursements and expenses of financial and legal advisors to any such Indemnitee, provided that there shall be no more than one firm of counsel for all Indemnitees and, if necessary, one firm of local or regulatory counsel in each appropriate jurisdiction and special counsel for each relevant specialty, in each case for all Indemnitees (and, in the case of an actual or perceived conflict of interest, where the Indemnitee affected by such conflict informs the Borrower of such conflict, of another firm of counsel for such affected Indemnitee)) that may be imposed on, incurred by or asserted against any such Indemnitee in connection with or arising out of any investigation, litigation or proceeding, whether or not such investigation, litigation or proceeding is brought by any such Indemnitee or any of its directors, security holders or creditors or any such Indemnitee, director, security holder or creditor is a party thereto, whether direct, indirect, or consequential and whether based on any federal, state or local law or other statutory regulation, securities or commercial law or regulation, or under common law or in equity, or on contract, tort or otherwise, in any manner relating to or arising out of this Agreement, any other Loan Document, any Obligation, or any act, event or transaction related or attendant to any thereof, or the use or intended use of the proceeds of the Loans or in connection with any investigation of any potential matter covered hereby (collectively, the “Indemnified Matters”); provided, however, that the Borrower shall not have any liability under this Section 10.4 to an Indemnitee with respect to any Indemnified Matter that has resulted from the bad faith, gross negligence or willful misconduct of such Indemnitee or the material breach in bad faith by such Indemnitee of its obligations under this Agreement, as determined by a court of competent jurisdiction in a final non-appealable judgment or order.
(i)    The Borrower shall indemnify each Agent, each Arranger and each Lender for, and hold the Agents, the Arrangers and the Lenders harmless from and against, any and all claims for brokerage commissions, fees and other compensation made against the Agents, the Arrangers and the Lenders for any broker, finder or consultant with respect to any agreement, arrangement or understanding made by or on behalf of the Borrower or any of the Borrower’s Subsidiaries in connection with the transactions contemplated by this Agreement.
(j)    The Borrower, at the request of any Indemnitee, shall have the obligation to defend against any investigation, litigation or proceeding, in each case contemplated in clause (a) above, and the Borrower, in any event, may participate in the defense thereof with legal counsel of the Borrower’s choice. In the event that such Indemnitee requests the Borrower to defend against such investigation, litigation or proceeding, the Borrower shall promptly do so and such Indemnitee shall have the right to have legal counsel of its choice participate in such defense. No action taken by legal counsel chosen by such Indemnitee in defending against any such investigation, litigation or proceeding shall vitiate or in any way impair the Borrower’ obligation and duty hereunder to indemnify and hold harmless such Indemnitee.
(k)    The Borrower agrees that any indemnification or other protection provided to any Indemnitee pursuant to this Agreement (including pursuant to this Section 10.4) or any other Loan Document shall (i) survive payment in full of the Obligations and (ii) inure to the benefit of any Person that was at any time an Indemnitee under this Agreement or any other Loan Document.
Section 10.5    Limitation of Liability.
(m)    THE BORROWER AGREES THAT NO INDEMNITEE SHALL HAVE ANY LIABILITY (WHETHER IN CONTRACT, TORT OR OTHERWISE) TO THE BORROWER OR ANY OF ITS SUBSIDIARIES OR ANY OF THEIR RESPECTIVE EQUITY HOLDERS OR CREDITORS FOR OR IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY AND IN THE

Exhibit 10.5

OTHER LOAN DOCUMENTS, EXCEPT TO THE EXTENT SUCH LIABILITY IS DETERMINED IN A FINAL NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH INDEMNITEE’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR THE MATERIAL BREACH IN BAD FAITH BY SUCH INDEMNITEE OF ITS OBLIGATIONS UNDER THIS AGREEMENT. IN NO EVENT, HOWEVER, SHALL ANY INDEMNITEE BE LIABLE ON ANY THEORY OF LIABILITY FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (INCLUDING, WITHOUT LIMITATION, ANY LOSS OF PROFITS, BUSINESS OR ANTICIPATED SAVINGS). THE BORROWER HEREBY WAIVES, RELEASES AND AGREES (EACH FOR ITSELF AND ON BEHALF OF ITS SUBSIDIARIES) NOT TO SUE UPON ANY SUCH CLAIM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.
(n)    IN NO EVENT SHALL ANY AGENT AFFILIATE HAVE ANY LIABILITY TO THE BORROWER, ANY LENDER OR ANY OTHER PERSON FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT OR CONTRACT OR OTHERWISE) ARISING OUT OF THE BORROWER’S OR ANY AGENT AFFILIATE’S TRANSMISSION OF APPROVED ELECTRONIC COMMUNICATIONS THROUGH THE INTERNET OR ANY USE OF THE APPROVED ELECTRONIC PLATFORM, EXCEPT TO THE EXTENT SUCH LIABILITY OF ANY AGENT AFFILIATE IS FOUND IN A FINAL NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED PRIMARILY FROM SUCH AGENT AFFILIATE’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.
Section 10.6    Right of Set-off. Upon the occurrence and during the continuance of any Event of Default each Lender and each Affiliate of a Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Lender or its Affiliates to or for the credit or the account of the Borrower or any of its Subsidiaries against any and all of the Obligations now or hereafter existing whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and even though such Obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender or its Affiliates; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 10.6 are in addition to the other rights and remedies (including other rights of set-off) that such Lender may have.
Section 10.7    Sharing of Payments, Etc.
(a)    If any Lender (directly or through an Affiliate thereof) obtains any payment (whether voluntary, involuntary, through the exercise of any right of set-off (including pursuant to Section 10.6) or otherwise) of the Loans owing to it, any interest thereon, fees in respect thereof or amounts due pursuant to Section 10.3 or 10.4 (other than payments pursuant to Section 2.13, 2.14, 2.15 or 2.16 (in each case, whether voluntary, involuntary, through the exercise of any right of set-off (including pursuant to Section 10.6) or otherwise) in excess of its Ratable Portion of all payments of such Obligations obtained by all the Lenders, such Lender (a “Purchasing Lender”) shall forthwith purchase from the other Lenders (each, a “Selling Lender”) such participations in their Loans or other Obligations as shall be necessary to cause such Purchasing Lender to share the excess payment ratably with each of them.
(b)    If all or any portion of any payment received by a Purchasing Lender is thereafter recovered from such Purchasing Lender, such purchase from each Selling Lender shall be rescinded and

Exhibit 10.5

such Selling Lender shall repay to the Purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Selling Lender’s ratable share (according to the proportion of (i) the amount of such Selling Lender’s required repayment in relation to (ii) the total amount so recovered from the Purchasing Lender) of any interest or other amount paid or payable by the Purchasing Lender in respect of the total amount so recovered.
(c)    The Borrower agrees that any Purchasing Lender so purchasing a participation from a Selling Lender pursuant to this Section 10.7 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.
Section 10.8    Notices, Etc.
(m)    Addresses for Notices. All notices, demands, requests, consents and other communications provided for in this Agreement shall be given in writing, and addressed to the party to be notified as follows:
(i)    if to the Borrower:
c/o Boardwalk Pipelines, LP
9 Greenway Plaza, Suite 2800
Houston, TX 77046
Attention: Jamie Buskill, Senior Vice President and
Chief Financial Officer
Telecopy no: (270) 688-5874

with a copy to:

Loews Corporation
667 Madison Avenue
New York, New York 10021
Attention: Corporate Secretary
Telecopy no: (212) 521-2997

and a further copy to:

Vinson & Elkins LLP
666 Fifth Avenue, 26th Floor
New York, New York 10103-0040
Attention: Michael McKay
Telecopy no: (917) 849-5311

(ii)    if to any Lender, at its Domestic Lending Office specified opposite its name on Schedule II (Applicable Lending Offices) or on the signature page of any applicable Assignment and Acceptance; and

Exhibit 10.5

(iii)    if to the Administrative Agent:
Citibank, N.A.
1615 Brett Road, Building #2
New Castle, Delaware 19720
Attention: Juanita Harris
Telephone (302) 894-6188
Telecopy no: (212) 994-0849
Email: Juanita.Harris@citi.com (copy global.loans.support@citi.com)

with a copy to:

Citibank, N.A.
811 Main Street, Suite 4000
Houston, Texas 77002
Attention: Lawrence Martin
Telephone: (713) 821-4711
Telecopy no: (281) 271-8968
Email: Lawrence.martin@citi.com

or at such other address as shall be notified in writing (x) in the case of the Borrower and the Administrative Agent, to the other parties and (y) in the case of all other parties, to the Borrower and the Administrative Agent.
(n)    Effectiveness of Notices. All notices, demands, requests, consents and other communications described in Section 10.8(a) above shall be effective (i) if delivered by hand, including any overnight courier service, upon personal delivery, (ii) if delivered by mail, when deposited in the mails, and (iii) if delivered by posting to an Approved Electronic Platform (to the extent permitted by Section 9.3 to be delivered thereunder), an Internet website or a similar telecommunication device requiring a user prior access to such Approved Electronic Platform, website or other device (to the extent permitted by Section 9.3 to be delivered thereunder), when such notice, demand, request, consent and other communication shall have been made generally available on such Approved Electronic Platform, Internet website or similar device to the class of Person being notified (regardless of whether any such Person must accomplish, and whether or not any such Person shall have accomplished, any action prior to obtaining access to such items, including registration, disclosure of contact information, compliance with a standard user agreement or undertaking a duty of confidentiality) and such Person has been notified that such communication has been posted to the Approved Electronic Platform; provided, however, that notices and communications to the Administrative Agent pursuant to Section 2 or Section 9 shall not be effective until received by the Administrative Agent.
(o)    Use of Electronic Platform. Notwithstanding Sections 10.8(a) and (b) above (unless the Administrative Agent requests that the provisions of Sections 10.8(a) and (b) above be followed) and any other provision in this Agreement or any other Loan Document providing for the delivery of any Approved Electronic Communication by any other means the Borrower shall deliver all Approved Electronic Communications to the Administrative Agent by properly transmitting such Approved Electronic Communications in an electronic/soft medium in a format acceptable to the Administrative Agent to such

Exhibit 10.5

electronic mail address (or similar means of electronic delivery) as the Administrative Agent may notify the Borrower. Nothing in this clause (c) shall prejudice the right of the Administrative Agent or any Lender to deliver any Approved Electronic Communication to the Borrower in any manner authorized in this Agreement or to request that the Borrower effect delivery in such manner.
Section 10.9    No Waiver; Remedies. No failure on the part of any Lender or the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
Section 10.10    Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower and the Administrative Agent and when the Administrative Agent shall have been notified by each Lender that such Lender has executed it and thereafter shall be binding upon and inure solely to the benefit of the Borrower, the Administrative Agent and each Lender and, in each case, their respective successors and assigns; provided, however, that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.
Section 10.11    Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
Section 10.12    Submission to Jurisdiction; Service of Process.
(d)    Any legal action or proceeding with respect to this Agreement or any other Loan Document must be brought in the courts of the State of New York located in the County of New York or of the United States of America for the Southern District of New York, Borough of Manhattan, and, by execution and delivery of this Agreement, the Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.
(e)    The Borrower hereby irrevocably consents to the service of any and all process in any such action or proceeding by the mailing (by registered or certified mail, postage prepaid) of copies of such process to the Borrower at its address specified in Section 10.8. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(f)    Nothing contained in this Section 10.12 shall affect the right of the Administrative Agent or any Lender to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.
Section 10.13    Waiver of Jury Trial. EACH OF THE AGENTS, THE LENDERS AND THE BORROWER IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.
Section 10.14    Marshaling; Payments Set Aside. None of the Administrative Agent or any Lender shall be under any obligation to marshal any assets in favor of the Borrower or any other party or against or in payment of any or all of the Obligations.

Exhibit 10.5

Section 10.15    Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection hereof immediately followed by a reference in parenthesis to the title of the Section containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire Section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such Section, the reference to the title shall govern absent manifest error. If any reference to the number of a Section (but not to any clause, sub-clause or subsection thereof) is followed immediately by a reference in parenthesis to the title of a Section, the title reference shall govern in case of direct conflict absent manifest error.
Section 10.16    Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed signature page of this Agreement by facsimile transmission, electronic mail or by posting on the Approved Electronic Platform shall be as effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all parties shall be lodged with the Borrower and the Administrative Agent.
Section 10.17    Entire Agreement. This Agreement, together with all of the other Loan Documents and all certificates and documents delivered hereunder or thereunder, embodies the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof. In the event of any conflict between the terms of this Agreement and any other Loan Document, the terms of this Agreement shall govern.
Section 10.18    Confidentiality. Each Lender and the Administrative Agent agree to use all reasonable efforts to keep information obtained by it pursuant hereto and the other Loan Documents confidential in accordance with such Lender’s or the Administrative Agent’s, as the case may be, customary practices and agrees that it shall only use such information in connection with the transactions contemplated by this Agreement and not disclose any such information other than (a) to such Lender’s or the Administrative Agent’s, as the case may be, employees, Affiliates, representatives and agents, including accountants, legal counsel and other advisors, that are or are expected to be involved in the evaluation of such information in connection with the transactions contemplated by this Agreement and are advised of the confidential nature of such information, (b) to the extent such information presently is or hereafter becomes available to such Lender or the Administrative Agent, as the case may be, on a non-confidential basis from a source other than the Borrower, (c) to the extent disclosure is required by law, regulation or judicial order or requested or required by regulatory, governmental or administrative authority (including bank regulators) or auditors or self-regulatory body, (d) to the other parties hereto, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder or (f) to current or prospective assignees and participants or any potential counterparty to any swap or derivative transaction with the Borrower (including loan participants, cash markets participants and derivative markets participants), and to their respective legal or financial advisors, in each case and to the extent such assignees, participants, grantees or counterparties agree to be bound by, and to cause their advisors to comply with, the provisions of this Section 10.18. Notwithstanding any other provision in this Agreement, the Administrative Agent hereby agrees that the Borrower (and each of their officers, directors, employees, accountants, attorneys and other advisors) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure

Exhibit 10.5

of the Facility and the transactions contemplated hereby and all materials of any kind (including opinions and other tax analyses) that are provided to it relating to such U.S. tax treatment and U.S. tax structure.
Section 10.19    Patriot Act Notice. Each Lender subject to the Patriot Act hereby notifies the Borrower that, pursuant to Section 326 of the Patriot Act, it is required to obtain, verify and record information that identifies the Borrower, including the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Patriot Act.
[Signature Pages Follow]

Exhibit 10.5

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BOARDWALK ACQUISITION COMPANY, LLC,
as Borrower

By: _____________________________
Name:
Title:

1

Exhibit 10.5

CITIBANK, N.A.,
as Administrative Agent and a Lender

By: _____________________________
Name:
Title:

1

Exhibit 10.5

BARCLAYS BANK PLC,
as a Lender

By: _____________________________
Name:
Title:

1

Exhibit 10.5

2

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By: _____________________________
Name:
Title:

By: _____________________________
Name:
Title:

3

SCHEDULE I
Commitments

Lender	Commitment
Citibank, N.A.	$75,000,000
Barclays Bank PLC	$75,000,000
Deutsche Bank AG New York Branch	$75,000,000
TOTAL	$225,000,000

4

Exhibit 10.5

SCHEDULE II
Applicable Lending Offices

Lender	Domestic Lending Office	Eurodollar Lending Office
Citibank, N.A.	Citibank, N.A. 1615 Brett Road, Building #2 New Castle, DE 19720	Citibank, N.A. 1615 Brett Road, Building #2 New Castle, DE 19720
Barclays Bank PLC	Barclays Bank PLC 745 7th Avenue New York, NY 10019	Barclays Bank PLC 745 7th Avenue New York, NY 10019
Deutsche Bank AG New York Branch	Deutsche Bank AG New York Branch, in care of DB Services New Jersey, Inc., 5022 Gate Parkway Suite 200 Jacksonville, FL 32256	Deutsche Bank AG New York Branch, in care of DB Services New Jersey, Inc., 5022 Gate Parkway Suite 200 Jacksonville, FL 32256

5

Exhibit 10.5

SCHEDULE 3.4

Consents, Authorizations, Filings and Notices

None.

6

Exhibit 10.5

SCHEDULE 3.6

Litigation

None.

7

Exhibit 10.5

SCHEDULE 3.15(a)

Subsidiaries

Name	Jurisdiction	Ownership
PL Midstream LLC	a Delaware limited liability company	Boardwalk Acquisition Company, LLC; 100%
PetroLogistics Natural Gas Storage LLC	a Delaware limited liability company	PL Midstream LLC; 100%

Outstanding agreements related to Capital Stock:

1.	Limited Liability Company Agreement of Boardwalk Acquisition Company, LLC, dated effective as of August 16, 2012.

2.	Amended and Restated Limited Liability Company Agreement of PL Midstream LLC, effective as of March 14, 2011.

3.	Limited Liability Company Agreement of PetroLogistics Natural Gas Storage LLC, effective as of March 2, 2007.

8

Exhibit 10.5

SCHEDULE 3.15(b)

Borrower Information

Name	Address	Tax ID
Boardwalk Acquisition Company, LLC	9 Greenway Plaza, Suite 2800 Houston, TX 77046	46-0776172

9

Exhibit 10.5

SCHEDULE 3.20

Material Contracts

1.	Ethylene Transport Agreement, dated October 13, 2004, between PetroLogistics Choctaw LLC and Williams Olefins, L.L.C.

2.	Amended and Restated Propane Plus Mix Transportation and Fractionation Agreement, dated December 3, 2008, between BG Energy Merchants, LLC and PetroLogistics Olefins LLC.

3.	Amended and Restated Commencement Agreement, dated December 3, 2008, between BG Energy Merchants, LLC and PetroLogistics Olefins LLC.

4.	Amended and Restated Ethane Transportation and Storage Agreement, dated December 3, 2008, between BG Energy Merchants, LLC and PetroLogistics Olefins LLC.

5.	Hub Services Agreement (Applicable to Rate Schedules IPS, ILS, IWS, IBTS and IBS), dated August 5, 2011, between PetroLogistics Natural Gas Storage, LLC and BG Energy Merchants LLC.

6.	FSS Service Agreement, dated May 11, 2009, between PetroLogistics Natural Gas Storage, LLC and BG Energy Merchants LLC.

7.•	Brine Supply and Transportation Agreement, dated April 16, 2012, between PL Midstream LLC and Westlake Vinyls Company LP.

8.	Sublease Agreement, dated October 13, 2004, between Williams Midstream Natural Gas Liquids, Inc. and PetroLogistics Choctaw LLC.

9.
Second Amended Underground Storage Lease and Brining Lease, dated June 1, 2011, among PL Midstream LLC, PetroLogistics Natural Gas Storage LLC and the parties listed as “Owners” on the signature pages thereto.

10

Exhibit 10.5

10.
Ethane Storage Agreement, dated as of October 13, 2004, by and between PetroLogistics Choctaw LLC and Williams Olefins, L.L.C, as amended by that certain Amendment and Termination Agreement, dated as of February 4, 2008.

11.	FSS Agreement, dated as of March 9, 2012, by and between PetroLogistics Natural Gas Storage, LLC and Acadian Gas Pipeline System.

12.	Form of Service Agreement, dated as of March 9, 2012, PetroLogistics Natural Gas Storage LLC and Enterprise Products Operating LLC.

13.	FSS Precedent Agreement, dated as of January 26, 2011, by and between PetroLogistics Natural Gas Storage LLC, Enterprise Products Operating LLC and Acadian Gas Pipeline System.

14.	Raw Brine Supply Agreement, dated as of December 28, 2007, by and between PetroLogistics Olefins, LLC and Pioneer Americas LLC d/b/a Olin Chlor Alkali Products.

15.	Propylene Transportation Agreement (Geismar Plant), dated as of October 13, 2004, by and between PetroLogistics Choctaw LLC and Williams Olefins, L.L.C.

16.	Propylene Transportation Agreement (Gulf Liquids Plant), dated as of October 13, 2004, by and between PetroLogistics Choctaw LLC and Williams Olefins, L.L.C.

17.
Pipeline Lease Agreement, dated as of February 11, 2011, by and between PL Olefins LLC and Williams Olefins Feedstock Pipelines LLC, as amended by that certain Amendment No. 1, dated as of August 1, 2011.

18.	Ethylene Storage Agreement, dated as of October 13, 2004, by and between PetroLogistics Choctaw LLC and Williams Olefins, L.L.C.

19.	Ethane Storage Agreement, dated as of August 15, 2012, PL Midstream LLC and Dow Hydrocarbons and Resources LLC.

20.	Ethylene Transportation and Storage agreement, dated as of August 1, 2009, by and between PL Olefins LLC and Sasol North America Inc.

11

Exhibit 10.5

21.
Partial Assignment and Amendment of Feedstock Transportation and Storage Agreement, dated as of October 13, 2004, by and among Williams Olefins, L.L.C., PetroLogistics Choctaw LLC and GE Petrochemicals, Inc.

22.	Propane Transportation and Storage Agreement dated August 17, 2012 between PL Midstream LLC and CITGO Petroleum Corporation.

12

Exhibit 10.5

SCHEDULE 7.1

Existing Indebtedness

The Performance Bonds (see attached schedule):

13

Exhibit 10.5

SCHEDULE 7.2

Existing Liens

Liens under that certain Credit Agreement, dated as of July 29, 2008, by and among PL Midstream LLC (f/k/a PL Olefins LLC), JPMorgan Chase Bank, N.A., as the administrative agent, Societe Generale, as the syndication agent, and each of the lenders party thereto, as amended by instruments dated as of April 7, 2010, March 9, 2011, July 25, 2011 and July 31, 2012, which Credit Agreement will be terminated and all related Liens will be released on or about the Effective Date and the full principal amount and all other obligations secured thereby paid in full.

14

Exhibit 10.5

SCHEDULE 7.8

Affiliate Transactions

Limited Liability Company Agreement of Boardwalk Acquisition Company, LLC, dated effective as of August 16, 2012.

15

Exhibit 10.5

EXHIBIT A
TO
TERM LOAN AGREEMENT
FORM OF NOTICE OF BORROWING
CITIBANK, N.A.
as Administrative Agent under the
Term Loan Agreement referred to below
2 Penns Way, Suite 200
New Castle, Delaware 19720    _________ __, 20__

Attention: Boardwalk Acquisition Company, LLC

Re:	BOARDWALK ACQUISITION COMPANY, LLC (the “Borrower”)
Reference is made to the Term Loan Agreement, dated as of October 1, 2012 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), among Boardwalk Acquisition Company, LLC, as Borrower, the Lenders party thereto, Citibank, N.A., as administrative agent for the Lenders, and the other agents party thereto. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Term Loan Agreement.
The Borrower hereby gives you notice, irrevocably, pursuant to Section 2.2 of the Term Loan Agreement that the undersigned hereby requests a Borrowing of Loans under the Term Loan Agreement and, in that connection, sets forth below the information relating to such Borrowing (the “Proposed Borrowing”) as required by Section 2.2 of the Term Loan Agreement:
(a)The date of the Proposed Borrowing is _______ __, 20__ (the “Funding Date”).
(b)The aggregate amount of the Proposed Borrowing is $           , of which amount [$         consists of Base Rate Loans] [and $          consists of Eurodollar Rate Loans having an initial Interest Period of [one] [two] [three] [six] month[s]].
The undersigned hereby certifies that the following statements shall be true on the Funding Date both before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom:
(i) the representations and warranties set forth in Section 3 of the Term Loan Agreement and in the other Loan Documents are true and correct in all material respects (other than those representations and warranties that are subject to a materiality qualifier, in which case such representations and

16

Exhibit 10.5

warranties are true and correct in all respects as written, including the materiality qualifiers) on and as of any such date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (other than those representations and warranties that are subject to a materiality qualifier, in which case such representations and warranties shall be true and correct in all respects as written, including the materiality qualifiers) as of such earlier date;
(ii) no Default or Event of Default has occurred and is continuing; and
(iii) since December 31, 2011, there has not been any material adverse change in the business, assets, liabilities, operations or condition (financial or otherwise) of PL Midstream and its Subsidiaries, taken as a whole, the Borrower and its Subsidiaries, taken as a whole, the Borrower Affiliates taken as a whole or the Permitted Investor.
[Signature Page Follows]

17

Exhibit 10.5

BOARDWALK ACQUISITION COMPANY, LLC, as Borrower

By:
Name:
Title:

18

Exhibit 10.5

EXHIBIT B
TO
TERM LOAN AGREEMENT
FORM OF CLOSING CERTIFICATE
OF
BOARDWALK ACQUISITION COMPANY, LLC

[______], 2012
Pursuant to Section 4.1(c) of the Term Loan Agreement, dated as of October 1, 2012 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”, the defined terms of which are used herein unless otherwise defined herein), among Boardwalk Acquisition Company, LLC (the “Borrower”), the Lenders party thereto, Citibank, N.A., as administrative agent for the Lenders, and the other agents party thereto, the undersigned hereby certifies, in his capacity as a Responsible Officer of the Borrower and not individually, as follows:
(a)Attached hereto as Annex I is a correct and complete copy of resolutions duly adopted by the board of managers of the Borrower by unanimous written consent dated as of _____________________ approving and authorizing (i) the execution, delivery and performance of the Term Loan Agreement and the other Loan Documents to which the Borrower is a party, (ii) the borrowings contemplated under the Term Loan Agreement and (iii) the transactions contemplated by the Term Loan Agreement; such resolutions have not in any way been amended, modified, revoked or rescinded and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect; such resolutions are the only limited liability company proceedings of the Borrower now in force relating to or affecting the matters referred to therein;
(b)Attached hereto as Annex II is the limited liability company agreement of the Borrower, dated as of August 16, 2012, and the same has not been amended, repealed, modified or restated;
(c)Attached hereto as Annex III is the Certificate of Formation of the Borrower, certified by the Secretary of State of the State of Delaware, and the Certificate of Good Standing of the Borrower, dated as of [_____], 2012, and the same have not been amended, repealed, modified or restated;
(d)Annex IV attached hereto contains the names of, the offices held by, and the true and genuine signatures of the duly elected officers of the Borrower authorized to execute and deliver the Loan Documents to which the Borrower is a party for and on behalf of the Borrower.

1

Exhibit 10.5

[Signature Pages Follows]

2

Exhibit 10.5

IN WITNESS WHEREOF, the undersigned has hereunto set his name on behalf of the Borrower, and not individually as of the date first set forth above.

BOARDWALK ACQUISITION COMPANY, LLC, as Borrower

By:
Name:
Title:

3

Exhibit 10.5

ANNEX I
RESOLUTIONS

4

Exhibit 10.5

ANNEX II
LIMITED LIABILITY COMPANY AGREEMENT

5

Exhibit 10.5

ANNEX III
CERTIFICATE OF FORMATION

6

Exhibit 10.5

ANNEX IV

INCUMBENCY

Name	Office	Signature
__________________	____________________	_______________________
__________________	____________________	_______________________
__________________	____________________	_______________________
__________________	____________________	_______________________
__________________	____________________	_______________________

1

Exhibit 10.5

The undersigned, being the [Assistant] Secretary of the Borrower, hereby certifies that the persons whose names appear on the preceding page are duly qualified and acting officers of the Borrower and the signatures appearing over such names are their true signatures.

Dated as of the date first written above.

BOARDWALK ACQUISITION COMPANY,
LLC, as Borrower

By:                    ______
Name:
Title:                     ______

1

Exhibit 10.5

EXHIBIT C
TO
TERM LOAN AGREEMENT
OPINION LETTER

See Attached.

2

Exhibit 10.5

EXHIBIT D
TO
TERM LOAN AGREEMENT
FORM OF ASSIGNMENT AND ACCEPTANCE
This Assignment and Acceptance (the "Assignment and Acceptance") is dated as of the Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item 1 below ([the][each, an] "Assignor") and [the][each] Assignee identified in item 2 below ([the][each, an] "Assignee"). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees] hereunder are several and not joint.] Capitalized terms used but not defined herein shall have the meanings given to them in the Term Loan Agreement identified below (as amended, supplemented, restated or otherwise modified from time to time, the "Term Loan Agreement"), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto (the "Standard Terms and Conditions") are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Term Loan Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Term Loan Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the Term Loan Agreement (including without limitation any letters of credit, and guarantees included in the Term Loan Agreement) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Term Loan Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] "Assigned Interest"). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by [the][any] Assignor.

1.    Assignor[s]:        ______________________________

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Exhibit 10.5

______________________________

2.	Assignee[s]: ______________________________

______________________________
[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]]

3.	Borrower: BOARDWALK ACQUISITION COMPANY, LLC, a Delaware limited liability company

4.	Administrative Agent: CITIBANK, N.A., as the administrative agent under the Term Loan Agreement

5.
Term Loan Agreement:    The Term Loan Agreement dated as of October 1, 2012 among Boardwalk Acquisition Company, LLC, the Lenders party thereto, Citibank, N.A., as administrative agent for the Lenders, and the other agents party thereto.

6.	Assigned Interest[s]:

Assignor[s]	Assignee[s]	Aggregate Amount of Commitments for all Lenders	Amount of Commitment(s) Assigned	Percentage Assigned of Commitment(s)	CUSIP Number
		$	$	%

7.    Trade Date:        ______________

Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

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Exhibit 10.5

The terms set forth in this Assignment and Acceptance are hereby agreed to:

ASSIGNOR[S]
[NAME OF ASSIGNOR]

By: ________________________________
Name: _____________________________
Title: ______________________________

[NAME OF ASSIGNOR]

By: ________________________________
Name: _____________________________
Title: ______________________________

ASSIGNEE[S]
[NAME OF ASSIGNEE]

By: ________________________________
Name: _____________________________
Title: ______________________________

[NAME OF ASSIGNEE]

By: ________________________________
Name: _____________________________
Title: ______________________________

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Exhibit 10.5

[Consented to and] Accepted:

CITIBANK, N.A., as Administrative Agent

By: ________________________________
Name: _____________________________
Title: ______________________________

[Consented to:]

BOARDWALK ACQUISITION COMPANY, LLC

By: ________________________________
Name: _____________________________
Title: ______________________________

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Exhibit 10.5

Annex 1
To Exhibit D – Assignment and Acceptance

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ACCEPTANCE

1. Representations and Warranties.

1.1 Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and (iv) it is [not] a defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Term Loan Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.2 of the Term Loan Agreement (subject to such consents, if any, as may be required under Section 10.2 of the Term Loan Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Term Loan Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Term Loan Agreement, and has received or has been accorded the opportunity to receive copies of the [most recent financial statements delivered pursuant to Section 6.1][the financial statements delivered pursuant to Section 4.1(g)] of the Credit Agreement, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest, and (vii) if it is not incorporated under the laws of the United States of America or a state thereof, attached to the Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Term Loan Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the][any] Assignor or any other

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Exhibit 10.5

Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignee whether such amounts have accrued prior to, on or after the Effective Date. The Assignor[s] and the Assignee[s] shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

3. General Provisions. This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflicts of laws principles.

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Exhibit 10.5

EXHIBIT E
TO
TERM LOAN AGREEMENT
FORM OF NOTE
Lender: [NAME OF LENDER]        New York, New York
Principal Amount: [$     ]    [_______], 2012
FOR VALUE RECEIVED, the undersigned, Boardwalk Acquisition Company, LLC (the “Borrower”), hereby promises to pay to the Lender set forth above or its registered assigns (the “Lender”) the aggregate unpaid principal amount of all Loans (as defined in the Term Loan Agreement referred to below) of the Lender to the Borrower, payable at such times, and in such amounts, as are specified in the Term Loan Agreement (as defined below).
The Borrower promises to pay interest on the unpaid principal amount of the Loans to the Borrower from the date made until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Term Loan Agreement.
Both principal and interest are payable in Dollars to Citibank, N.A., as Administrative Agent, in immediately available funds, at the address for notices specified in the Term Loan Agreement.
This Note is one of the Notes referred to in, and is entitled to the benefits of, the Term Loan Agreement, dated as of October 1, 2012 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), among Boardwalk Acquisition Company, LLC, the Lenders party thereto, Citibank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other agents party thereto. Capitalized terms used herein and not defined herein are used herein as defined in the Term Loan Agreement.
The Term Loan Agreement, among other things, (a) provides for the making of Loans by the Lender to the Borrower in an aggregate amount not to exceed at any time outstanding the Principal Amount set forth above, the indebtedness of the Borrower resulting from such Loans being evidenced by this Note, and (b) contains provisions for acceleration of the maturity of the unpaid principal amount of this Note upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions therein specified.
Demand, diligence, presentment, protest and notice of non-payment are hereby waived by the Borrower.
This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
[Signature Pages Follow]

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Exhibit 10.5

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Exhibit 10.5

IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer as of the day and year and at the place set forth above.

BOARDWALK ACQUISITION COMPANY, LLC, as Borrower

By:
Name:
Title:

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Exhibit 10.5

EXHIBIT F
TO
TERM LOAN AGREEMENT
FORM OF NOTICE OF CONVERSION OR CONTINUATION
CITIBANK, N.A.
as Administrative Agent under the
Term Loan Agreement referred to below
2 Penns Way, Suite 200
New Castle, Delaware 19720    _________ __, 20__

Attention: Boardwalk Acquisition Company, LLC

Re:	BOARDWALK ACQUISITION COMPANY, LLC (the “Borrower”)
Reference is made to the Term Loan Agreement, dated as of October 1, 2012 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), among Boardwalk Acquisition Company, LLC, as Borrower, the Lenders party thereto, Citibank, N.A., as administrative agent for the Lenders, and the other agents party thereto. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Term Loan Agreement.
The Borrower hereby gives you notice, irrevocably, pursuant to Section 2.10(a) of the Term Loan Agreement that the undersigned, on behalf of the Borrower, hereby requests a [conversion] [continuation] on ___________, 20__ of $____________ in principal amount of presently outstanding Loans of the Borrower that are [Base Rate Loans] [Eurodollar Rate Loans] having an Interest Period ending on ___________, 20__ [to] [as] [Base Rate][Eurodollar Rate] Loans. [The Interest Period for such amount requested to be converted to or continued as Eurodollar Rate Loans is [[one] [two] [three] [six] month[s]].

[Signature Pages Follow]

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Exhibit 10.5

In connection herewith, the undersigned hereby certifies that no Default or Event of Default has occurred and is continuing on the date hereof.

BOARDWALK ACQUISITION COMPANY, LLC, as Borrower

By:
Name:
Title:

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Exhibit 10.5

EXHIBIT G
TO
TERM LOAN AGREEMENT
FORM OF SOLVENCY CERTIFICATE
This Solvency Certificate (this “Certificate”) is delivered pursuant to Section 4.1(e) of the Term Loan Agreement, dated as of October 1, 2012 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”, the defined terms of which are used herein unless otherwise defined herein), among Boardwalk Acquisition Company, LLC (the “Borrower”), the Lenders party thereto, Citibank, N.A., as administrative agent for the Lenders, and the other agents party thereto.
The undersigned, in his capacity as the Chief Financial Officer of the Borrower and not individually, hereby certifies to the Administrative Agent, in good faith and to his knowledge and belief after due inquiry, as follows:
1.The undersigned has the responsibility for (a) the management of the financial affairs of the Borrower and the preparation of financial statements thereof, and (b) reviewing the financial and other aspects of the transactions contemplated by the Term Loan Agreement and the other Loan Documents.
2.    Based upon the foregoing and upon the best of the undersigned’s knowledge after due diligence, the undersigned has concluded that on the Effective Date, after giving effect to the consummation of the Acquisition and the other transactions contemplated by the Term Loan Agreement and the other Loan Documents, (a) the amount of the “present fair saleable value” of the assets of the Borrower exceeds the amount of all “liabilities of the Borrower, contingent or otherwise,” as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of the Borrower is greater than the amount that will be required to pay the liability of the Borrower on its debts as such debts become absolute and matured, (c) the Borrower does not have an unreasonably small amount of capital with which to conduct its business, and (d) the Borrower is able to pay its debts as they mature; provided that, for purposes of the foregoing, (i) “debt” means liability on a “claim”, and (ii) “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.
For the purpose of the above analysis, the value of the Borrower’s assets has been computed by considering the Borrower as a going concern entity.

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Exhibit 10.5

The undersigned is executing this certificate in his representative capacity only. By accepting this certificate, the Administrative Agent agrees that the undersigned shall have no personal liability to the Administrative Agent or any third parties hereunder.

The undersigned understands that Administrative Agent is relying on this Certificate in extending credit to the Borrower pursuant to the Term Loan Agreement.

[Signature Page to Follow]

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Exhibit 10.5

The undersigned has executed this Certificate, in his capacity as the Chief Financial Officer of the Borrower and not individually, as of the date first set forth above..

BOARDWALK ACQUISITION COMPANY, LLC, as Borrower

By:
Name:
Title:

3